                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                            PE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
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
                                                            [LOGO]
NOTICE OF                                                   PECORPORATION
1999 ANNUAL MEETING                                         SCIENCE FOR LIFE
OF STOCKHOLDERS AND
PROXY STATEMENT

INTERNET VOTING

    This year, most stockholders of record will have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, broker, or other holder of record to see which options are available to you.

MULTIPLE COPIES OF ANNUAL REPORT

    If you received more than one copy of the 1999 Annual Report at the same address and would like to reduce the number you receive, you can authorize the Company to discontinue the mailing of annual reports to the accounts you select. To do so, mark the designated box on the appropriate proxy card. At least one account at your address must continue to receive an annual report unless you elect electronic delivery of future documents.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

    This Notice of Annual Meeting and Proxy Statement and the 1999 Annual Report are available on the Company's Internet site at HTTP://WWW.PECORPORATION.COM. If you are a stockholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet or call the Company's toll-free stockholder services number at 1-800-730-4001. If you hold your shares through a bank, broker, or other holder, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

    If you are a stockholder of record and elect electronic delivery, you will receive an e-mail message notifying you of the Internet address where you may view these documents. If you hold your shares through a bank, broker, or other holder and elect electronic delivery, you will receive an e-mail message next year containing the Internet address to use to access these documents.

                           DIRECTIONS TO THE MEETING

      The meeting will be held at the Company's offices at 50 Danbury Road (old U.S. Route 7), Wilton, Connecticut, approximately 1.7 miles north of Exit 40B (northbound or southbound) on the Merritt Parkway (Connecticut Route 15). Signs will direct you to the auditorium where the meeting will be held.

         [LOGO]

761 Main Avenue

Norwalk, CT 06859-0001

September 10, 1999

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

    The 1999 Annual Meeting of Stockholders of PE Corporation will be held in the Company's auditorium at 50 Danbury Road, Wilton, Connecticut, on Thursday, October 21, 1999 at 11:00 a.m. The meeting will be held for the following purposes:

       (1) To elect ten directors;

       (2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending June 30, 2000;

       (3) To approve the 1999 Employee Stock Purchase Plan;

       (4) To approve amendments to the PE Corporation/PE Biosystems Group 1999 Stock Incentive Plan;

       (5) To approve amendments to the PE Corporation/Celera Genomics Group 1999 Stock Incentive Plan; and

       (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of record of shares of PE Biosystems Group Common Stock and Celera Genomics Group Common Stock as of the close of business on September 3, 1999 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors,
                                          William B. Sawch

                                          SECRETARY
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE. YOU MAY VOTE IN PERSON AT THE MEETING EVEN IF YOU SEND IN YOUR PROXY OR VOTE OVER THE INTERNET OR BY TELEPHONE.

                               TABLE OF CONTENTS

                                                                                          PAGE

General Information..................................................................           1

Election of Directors (Proposal 1)...................................................           2

  The Board of Directors and its Committees..........................................           5

  Compensation of Directors..........................................................           6

Ownership of Company Stock...........................................................           8

  Section 16(a) Beneficial Ownership Reporting Compliance............................          10

Executive Compensation...............................................................          10

  Report of the Management Resources Committee.......................................          10

  Performance Graph..................................................................          14

  Summary Compensation Table.........................................................          15

  Option Grant Tables................................................................          17

  Option Exercises and Year-End Value Tables.........................................          18

  Retirement Benefits................................................................          19

  Employment Contracts, Termination of Employment, Change-in-Control, and Other
    Agreements.......................................................................          21

Ratification of the Selection of Independent Accountants (Proposal 2)................          22

Approval of the 1999 Employee Stock Purchase Plan (Proposal 3).......................          22

Approval of Amendments to the PE Corporation/PE Biosystems Group 1999 Stock Incentive
  Plan and the PE Corporation/Celera Genomics Group 1999 Stock Incentive Plan
  (Proposals 4 and 5)................................................................          25

Other Business.......................................................................          32

Stockholder Proposals................................................................          32

         [LOGO]

761 Main Avenue

Norwalk, CT 06859-0001

September 10, 1999

                                PROXY STATEMENT

                              GENERAL INFORMATION

    DATE, TIME, AND PLACE OF THE MEETING. This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PE Corporation (the "Company") for use at the 1999 Annual Meeting of Stockholders. The meeting will be held on Thursday, October 21, 1999, at 11:00 a.m. in the Company's auditorium at 50 Danbury Road, Wilton, Connecticut. This proxy statement and the accompanying proxy card are first being sent to stockholders on or about September 10, 1999.

    STOCKHOLDERS ENTITLED TO VOTE. Only stockholders as of the close of business on September 3, 1999 are entitled to vote at the meeting. On that date, there were 102,908,708 shares of PE Corporation--PE Biosystems Group Common Stock ("PE Biosystems Stock") and 25,796,990 shares of PE Corporation-- Celera Genomics Group Common Stock ("Celera Genomics Stock") outstanding and entitled to vote at the meeting. (The PE Biosystems Stock and the Celera Genomics Stock are sometimes referred to collectively as the "Common Stock.") The holders of PE Biosystems Stock and Celera Genomics Stock will vote together as a single class at the meeting. Each outstanding share of PE Biosystems Stock is entitled to one vote and each outstanding share of Celera Genomics Stock is entitled to .407 of a vote. The voting rights of the Celera Genomics Stock have been determined based on recent market values of each class of Common Stock in accordance with the formula set forth in the Company's Restated Certificate of Incorporation.

    VOTE REQUIRED. A plurality of the votes cast at the meeting is required for the election of directors (I.E., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" will have no effect on the outcome of the election of directors. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

    The favorable vote of a majority of the votes present in person or by proxy at the meeting is required to ratify the selection of independent accountants (Proposal 2) and approve each of the proposals relating to the Company's stock plans to be considered at the meeting (Proposals 3, 4, and 5). Abstentions are counted as votes present and will therefore have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

    QUORUM. The presence, in person or by proxy, of a majority of the total votes entitled to be cast by the outstanding shares of the Common Stock is necessary to constitute a quorum for the transaction of business at the meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum.

    PROCEDURES FOR VOTING. As indicated on the accompanying proxy card, the Company this year is offering stockholders of record the choice of voting by Internet, by telephone, or by completing and returning the proxy card. The shares represented by a properly signed proxy card or voted over the Internet or by telephone will be voted at the meeting as specified by the stockholder. If a proxy card is properly signed and returned but no specific choices are made, the shares represented by the proxy card will be voted in favor of the election of all of the nominees for director and each of the proposals set forth on the proxy card. If any other matters are properly presented at the meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies on the proxy card will have the discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. As of the date of this proxy statement, the Company did not anticipate that any other matter would be raised at the meeting.

    A stockholder of record who has completed and returned a proxy card or voted over the Internet or by telephone may still vote in person at the meeting. A proxy may be revoked by a stockholder at any time before it is voted at the meeting by (1) submitting a later-dated proxy by mail, telephone, or the Internet, (2) voting in person at the meeting, or (3) filing with the Secretary of the Company a written revocation of proxy. Attendance at the meeting will not of itself constitute revocation of a proxy.

    COSTS OF PROXY SOLICITATION. The costs of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by directors, officers, and other employees of the Company in person or by telephone or other means of communication. The Company has retained Morrow & Co., Inc., New York, New York, to assist in the distribution and solicitation of proxies for a fee estimated at $9,000, plus out-of-pocket expenses.

    The Company will also reimburse brokerage houses and other custodians, nominees, and fiduciaries holding shares of Common Stock in their names or those of their nominees for their expenses for sending proxy materials to the beneficial owners of the Common Stock and obtaining their proxies.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Board of Directors has nominated ten candidates for election as directors of the Company at the meeting. Each nominee elected as a director will serve until the 2000 annual meeting and until his or her successor has been duly elected and qualified.

    Each of the nominees is currently serving as a director of the Company and has consented to being named in this proxy statement and to serve if elected. If prior to the meeting any nominee should become unavailable to serve for any reason, the shares represented by a properly completed proxy card or voted by Internet or by telephone will be voted for such other person as may be designated by the Board, unless the Board decides to leave the vacancy temporarily unfilled or to reduce the number of directors pursuant to the By-laws.

    The Board has established a retirement policy for directors which provides that a director is to retire as of the date of the next annual meeting of stockholders following his or her 70(th) birthday. Joseph F. Abely, Jr., having reached age 70, will retire from the Board as of the date of the meeting.

    The following brief biographies of the nominees include their principal occupations, recent business experience, major affiliations, and age as of August 19, 1999. Information about share ownership of the nominees is set forth below under "OWNERSHIP OF COMPANY STOCK."

----------------------------------------------------------------------------------------------------------------

                                                             Mr. Ayers is the retired Chairman and Chief
                                                             Executive Officer of The Stanley Works, a tool and
                                                             hardware manufacturer. He was an advisor to the
RICHARD H. AYERS                                             Chairman and Chief Executive Officer of Stanley
56 Years Old                                                 from January 1997 to October 1997 after having
Became Director 1988                    [PHOTO]              served as Chairman and Chief Executive Officer of
                                                             Stanley from May 1989 to December 1996. Mr. Ayers
                                                             is a Trustee of MassMutual Institutional Funds and
                                                             MML Series Investment Fund.

----------------------------------------------------------------------------------------------------------------

                                                             Mr. Belingard is Chief Executive Officer of Pierre
                                                             Fabre S.A., a diversified French health care
                                                             holding company. He joined Pierre Fabre in January
JEAN-LUC BELINGARD                                           1999. He previously served as Director General of
50 Years Old                                                 the Diagnostics Division and a member of the
Became Director 1993                     [LOGO]              Executive Committee of F. Hoffmann-La Roche Ltd.
                                                             from 1990 to 1998. Mr. Belingard is also a director
                                                             of Laboratory Company of America Holdings and a
                                                             Foreign Trade Advisor to the French Government.

----------------------------------------------------------------------------------------------------------------

                                                             Dr. Hayes is the Philip Caldwell Professor of
ROBERT H. HAYES                                              Business Administration at the Harvard Business
63 Years Old                                                 School. He has held various positions at Harvard
Became Director 1985                     [LOGO]              since 1966. Dr. Hayes is also a director of Helix
                                                             Technology, Inc.

----------------------------------------------------------------------------------------------------------------

                                                             Dr. Levine is the President and Chief Executive
                                                             Officer of Rockefeller University. He was
                                                             previously the Harry C. Weiss Professor of the Life
ARNOLD J. LEVINE                                             Sciences and Chairman of the Molecular Biology
60 Years Old                                                 Department at Princeton University from 1984 to
Became Director 1999                     [LOGO]              1998 when joined Rockefeller University. Dr. Levine
                                                             is also a director of Baxter International Inc. and
                                                             a member of the Celera Genomics Scientific Advisory
                                                             Board.

----------------------------------------------------------------------------------------------------------------

                                                             Mr. Martin is the retired President and Chief
                                                             Executive Officer of Barnes Group Inc., a
                                                             manufacturer of precision springs and custom metal
THEODORE E. MARTIN                                           components. He joined Barnes Group in 1990 as a
59 Years Old                                                 group vice president and served as President and
Became Director 1999                     [LOGO]              Chief Executive Officer from 1995 until his
                                                             retirement in 1998. Mr. Martin is also a director
                                                             of Ingersoll-Rand Company, Unisys Corporation, and
                                                             Nabisco Holdings Corporation.

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                                                             Mr. St. Laurent is a Principal of St. Laurent
                                                             Properties, a company engaged in various real
GEORGES C. ST. LAURENT, JR.                                  estate, agricultural, and forestry related
63 Years Old                                                 ventures. He previously served as Chief Executive
Became Director 1996                     [LOGO]              Officer of Western Bank from January 1988 to April
                                                             1997. Mr. St. Laurent is also a director of Baxter
                                                             International Inc and Aames Financial Company.

----------------------------------------------------------------------------------------------------------------

                                                             Dr. Slayman is the Sterling Professor of Genetics
                                                             and Deputy Dean for Academic and Scientific Affairs
                                                             at Yale University School of Medicine. She joined
CAROLYN W. SLAYMAN                                           the Yale faculty in 1967. Dr. Slayman is a
62 Years Old                                                 consultant to the National Institutes of Health,
Became Director 1994                     [LOGO]              most recently having served as a member of the
                                                             National Advisory General Medical Sciences Council,
                                                             and a member of the Board of Overseers of Dartmouth
                                                             Medical School.

----------------------------------------------------------------------------------------------------------------

                                                             Mr. Smith is Chairman and Chief Executive Officer
                                                             of Engelhard Company, a provider of environmental
                                                             technologies, specialty chemical products, and
ORIN R. SMITH                                                engineered materials. He served as President and
64 Years Old                                                 Chief Executive Officer of Engelhard from 1984 to
Became Director 1995                     [LOGO]              1995 when he was named to his current positions. He
                                                             is also a director of Ingersoll-Rand Company, The
                                                             Summit Bancorporation, and Vulcan Materials
                                                             Company.

----------------------------------------------------------------------------------------------------------------

                                                             Mr. Tobin is President and Chief Executive Officer
                                                             of Boston Scientific Corporation, a medical device
                                                             manufacturer. He joined Boston Scientific in March
                                                             1999. Mr. Tobin previously served as President and
                                                             Chief Executive Officer of Biogen, Inc. from 1997
JAMES R. TOBIN                                               to 1998 and President and Chief Operating Officer
55 Years Old                             [LOGO]              from 1994 to 1997. Prior to joining Biogen, he held
Became Director 1999                                         various positions at Baxter International Inc.
                                                             including President and Chief Operating Officer
                                                             from 1992 to 1994. Mr. Tobin is also a director of
                                                             Boston Scientific, Creative BioMolecules, Inc., and
                                                             PathoGenesis Corporation.

----------------------------------------------------------------------------------------------------------------

                                                             Mr. White has served as Chairman, President and
                                                             Chief Executive Officer of the Company since
                                                             September 1995. Prior to that date, he was
                                                             Executive Vice President and a member of the Office
TONY L. WHITE                                                of the Chief Executive of Baxter International
53 Years Old                             [LOGO]              Inc., a manufacturer of health care products and
Became Director 1995                                         instruments. He also served as Group Vice President
                                                             of Baxter from 1986 to 1992. Mr. White is also a
                                                             director of C.R. Bard, Inc. and Ingersoll-Rand
                                                             Company.

----------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The business of the Company is managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chairman and officers, by reviewing materials relating to the Company, and by participating in meetings of the Board and its committees. During fiscal year 1999, the Board held seven meetings and the committees held a total of 20 meetings. Average attendance at all meetings of the Board and committees during the fiscal year was 94%, and each nominee for director attended at least 75% of the meetings of the Board and of the committees on which he or she served.

    The Board of Directors of the Company has established Audit, Executive, Finance, Management Resources, Nominating, and Technology Advisory committees.

    The Audit Committee is composed of non-employee directors. The committee recommends to the Board of Directors the selection of independent accountants, reviews the annual financial statements of the Company, reviews the scope, performance, and results of audit and non-audit services provided by the Company's independent accountants, reviews the scope, findings, and recommendations of the Company's internal auditors regarding internal accounting controls and operating efficiencies, and reviews policies and practices designed to assure the Company's compliance with legal and ethical standards. The Audit Committee met three times during fiscal year 1999. The current members of the committee are Georges C. St. Laurent, Jr. (Chair), Jean-Luc Belingard, Theodore
E. Martin, and Carolyn W. Slayman.

    The Executive Committee has the authority during the intervals between meetings of the Board of Directors to exercise the powers of the Board (except for certain powers reserved solely for the Board) in situations, generally arising from unforeseen events, necessitating Board action before a meeting can be convened. The Executive Committee did not meet during fiscal year 1999. The current members of the committee are Tony L. White (Chair), Joseph F. Abely, Jr., Richard H. Ayers, and Robert H. Hayes.

    The Finance Committee advises the Board and management concerning certain issues with respect to the financial structure of the Company, such as the Company's financial and tax strategies, capital structure, financing, risk management policies, dividend policy, and pension and savings plan policies and investment performance. The Finance Committee met three times during fiscal year 1999. The current members of the committee are Robert H. Hayes (Chair), Georges
C. St. Laurent, Jr., James R. Tobin, and Tony L. White.

    The Management Resources Committee is composed of non-employee directors. The committee reviews and approves all forms of remuneration for the senior management of the Company and administers the Company's stock plans. It also reviews management development and succession programs. The Management Resources Committee met nine times during fiscal year 1999. The current members of the committee are Richard H. Ayers (Chair), Joseph F. Abely, Jr., and Orin R. Smith.

    The Nominating Committee recommends nominees to fill vacancies on the Board and also reviews the functioning and effectiveness of the Board, its committees, and its individual members, and makes recommendations to the Board concerning the compensation of non-employee directors and membership assignments for committees of the Board. The committee will consider responsible recommendations by stockholders of candidates to be nominated as directors of the Company. All such recommendations must be in writing and addressed to the Secretary of the Company in accordance with the Company's By-laws. By accepting a stockholder recommendation for consideration, the Nominating Committee does not undertake to adopt or to take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act. The Nominating Committee met four times during fiscal year 1999. The current members of the committee are Orin R. Smith (Chair), Joseph F. Abely, Jr., Richard H. Ayers, Robert H. Hayes, and Tony L. White (EX OFFICIO).

    The Technology Advisory Committee advises the Board and management concerning issues related to the development and implementation of the Company's technological assets, including strategies for developing and expanding these assets and assisting management in assessing third party technology opportunities. The Technology Advisory Committee met one time during fiscal year 1999. The current members of the committee are Carolyn W. Slayman (Chair), Jean-Luc Belingard, Arnold J. Levine, and Georges C. St. Laurent, Jr.

COMPENSATION OF DIRECTORS

    Employee directors receive no additional compensation for service on the Board or its committees. Non-employee directors receive an annual retainer of $35,000. No additional amounts are paid for participation on committees. All directors are reimbursed for expenses incurred in attending Board and committee meetings.

    Each non-employee director of the Company is required to apply at least 50% of his or her annual retainer to the purchase of PE Biosystems Stock and Celera Genomics Stock. Purchases of stock are made quarterly, and the number of shares of each class of stock purchased is based on the ratio of the number of shares of each class outstanding on the purchase date. The purchase price is the fair market value of a share of the applicable class of stock on the purchase date.

    Directors may elect to defer receipt of the cash or stock portion of their annual retainer. The stock portion is credited to the account of a director in units quarterly, each unit representing one share of the applicable class of stock. Directors do not have voting rights with respect to these units. The stock portion of a director's account is adjusted to take into account dividends paid on the stock, and the cash portion of a director's account is credited quarterly with interest at the prevailing prime rate of Citibank, N.A. As of June 30, 1999, five directors deferred the stock and/or cash portion of their annual retainer.

    The Company has adopted an Estate Enhancement Program for the benefit of its non-employee directors. Under this program, a director may elect to enter into a split-dollar life insurance arrangement with the Company in exchange for a freezing of the director's cash deferral account. If so elected, the Company will acquire a life insurance policy on the life of the director and will pay premiums in an amount no greater than the director's cash deferral account balance. Until the death of the director, that portion of the director's account equal to the Company's premium payments will be frozen (I.E., no interest will be credited and no distributions will be made). Upon the death of the director, the Company will receive the greater of the policy's cash surrender value or the cumulative premiums paid under the policy and the director's beneficiary will receive the excess, if any, of the policy's death benefit over the amount received by the Company. At that time, a corresponding portion of the cash deferral account will become unfrozen and distributed to the director's beneficiary. As of June 30, 1999, none of the directors participated in this program.

    Each non-employee director receives an annual grant of stock options to purchase 3,000 shares of PE Biosystems Stock (after giving effect to the two-for-one split of PE Biosystems Stock in July 1999) and 750 shares of Celera Genomics Stock upon his or her election or reelection to the Board. During fiscal year 1999, each non-employee director also received a special one-time grant of stock options to purchase 20,678 shares of Celera Genomics Stock in connection with the formation of Celera Genomics. Dr. Levine also received options for 5,170 shares of Celera Genomics Stock and a cash payment of $10,000 for his services as a member of the Celera Genomics Scientific Advisory Board and an additional $3,000 for consulting services performed for the Company prior to his election to the Board. All options granted have an exercise price equal to the fair market value of a share of the applicable class of stock on the date of grant and, commencing with the special Celera grant, are exercisable in four equal annual installments.

    Non-employee directors also receive a restricted stock grant of 600 shares of PE Biosystems Stock (after giving effect to the PE Biosystems Stock split) and 150 shares of Celera Genomics Stock on the date of election or reelection to the Board. (Directors elected other than at an annual meeting are granted a pro rata portion of such shares.) The stock awards vest on the date immediately preceding the annual meeting next following the date of grant and will be forfeited, subject to certain exceptions, if the director ceases to serve as a member of the Board prior to that date. Prior to vesting, the director has the right to receive cash dividends and to vote but may not transfer or otherwise dispose of the shares. Directors may elect to defer receipt of their stock award on generally the same terms as deferrals of the annual retainer as described above. As of June 30, 1999, six directors had elected to defer receipt of their stock award.

    The stock options and stock awards granted to non-employee directors have been granted under the terms of stock incentive plans previously approved by the stockholders. The PE Biosystems and Celera Genomics stock incentive plans under which certain of these awards have been and may in the future be made are proposed to be amended at the meeting. See "APPROVAL OF AMENDMENTS TO THE PE CORPORATION/PE BIOSYSTEMS GROUP 1999 STOCK INCENTIVE PLAN AND THE PE CORPORATION/CELERA GENOMICS GROUP 1999 STOCK INCENTIVE PLAN" for a more detailed description of these plans and the proposed amendments.

    As part of the Company's overall program to promote charitable giving, the Board has established a Director's Charitable Award Program. Under the Program, following a director's death, the Company will donate $1,000,000 to the educational or charitable organizations selected by the director and approved by the Company. In order to fund the donations, the Company has acquired joint life insurance contracts on the lives of its directors. Each policy will insure two directors with the death benefit payable on the death of the second director. Individual directors will derive no financial benefit from the Program since all insurance proceeds accrue solely to the Company. The overall cost of the Charitable Award Program is not material to the Company.

    Non-employee directors are provided business travel accident insurance of up to $500,000 when traveling anywhere in the world on behalf of the Company. Directors are also eligible to participate in the Company's matching gifts program on the same basis as the Company's employees.

    During fiscal year 1999, the Company made payments to F. Hoffmann--La Roche Ltd. ("Roche") and its affiliates of $98.3 million primarily for the purchase of reagents and consumables in connection with PE Biosystems' distribution of PCR-related products. Mr. Belingard, a director of the Company, formerly served as Director General of the Diagnostics Division and a member of the Executive Committee of Roche.

                           OWNERSHIP OF COMPANY STOCK

    The following are the only persons known by the Company to own beneficially more than 5% of the outstanding shares of either class of Common Stock as of August 19, 1999.

                                                       Amount and Nature                Amount and Nature
                                                         of Beneficial                    of Beneficial
                                                          Ownership of                   Ownership of PE
                  Name and Address                           Celera          Percent        Biosystems        Percent
                 of Beneficial Owner                     Genomics Stock     of Class         Stock(1)        of Class
-----------------------------------------------------  ------------------  -----------  ------------------  -----------

FMR Corp.............................................       4,389,926(2)         17.1        14,087,246(3)        13.7
  82 Devonshire Street
  Boston, MA 02109

Capital Research and Management......................       1,538,730(4)          6.0        12,872,700(5)        12.5
  Company
  333 South Hope Street
  Los Angeles, CA 90071

Wellington Management Company, LLP...................                                         5,379,940(6)         5.2
  75 State Street
  Boston, MA 02109

------------------------------

(1)   Reflects the two-for-one stock split of PE Biosystems Stock in July 1999.

(2) Based on a Schedule 13G dated August 10, 1999 filed with the Securities and Exchange Commission ("SEC"), FMR Corp. has sole voting power with respect to 126,931 shares and sole dispositive power with respect to 4,389,926 shares.

(3) Based on a Form 13F for the quarter ended June 30, 1999 filed with the SEC, FMR Corp. has shared investment discretion (as defined) with respect to all such shares, sole voting authority with respect to 432,446 shares, and no voting authority with respect to 13,654,800 shares.

(4) Based on an amendment to a Schedule 13G dated August 9, 1999 filed with the SEC, Capital Research and Management Company ("Capital Research") has sole dispositive power with respect to all such shares. Capital Research disclaims beneficial ownership of all such shares.

(5) Based on a Schedule 13G dated June 8, 1999 filed with the SEC, Capital Research has sole dispositive power with respect to all such shares. Capital Research disclaims beneficial ownership of all such shares.

(6) Based on a Form 13F for the quarter ended June 30, 1999 filed with the SEC, Wellington Management Company, LLP has sole investment discretion with respect to 5,274,540 shares, shared investment discretion (as defined) with respect to 105,400 shares, sole voting authority with respect to 3,227,450 shares, shared voting authority with respect to 105,400 shares, and no voting authority with respect to 2,047,090 shares.

    The following table sets forth, as of August 19, 1999, information concerning the beneficial ownership of each class of stock by (1) all directors and nominees for director, (2) each of the persons named in the Summary Compensation Table below under "EXECUTIVE COMPENSATION," and (3) all directors and executive officers of the Company as a group. As of such date, none of these persons, other than Dr. J. Craig Venter, beneficially owned more than one percent of the outstanding shares of either class of Common Stock. As of such date, Dr. Venter beneficially owned 1.4% of the outstanding shares of Celera Genomics Stock, and all directors and executive officers as a group beneficially owned 2.1% of the outstanding shares of PE Biosystems Stock and 4.3% of the outstanding shares of Celera Genomics Stock. Except as otherwise noted, voting and investment power is exercised solely by the beneficial owner or is shared by the owner with his or her spouse.

                                                                           Number of Shares of
                     Name of                         Number of Shares of      PE Biosystems
                 Beneficial Owner                   Celera Genomics Stock        Stock(1)
--------------------------------------------------  ---------------------  --------------------
DIRECTORS(2)

Joseph F. Abely, Jr...............................              9,080                15,655
Richard H. Ayers..................................              9,301                16,536
Jean-Luc Belingard................................              8,077                11,632
Robert H. Hayes...................................              8,467                13,203
Arnold J. Levine..................................              6,807                 1,386
Theodore E. Martin................................              5,293                   497
Georges C. St. Laurent, Jr........................              8,690                14,082
Carolyn W. Slayman................................              7,958                11,159
Orin R. Smith.....................................              8,168                12,005
James R. Tobin....................................                 25                   100

NAMED EXECUTIVE OFFICERS(3)

Tony L. White(4)..................................            259,600               779,945
Michael W. Hunkapiller............................            155,746               467,905
William B. Sawch..................................             64,034               152,751
J. Craig Venter...................................            356,396                   500
Dennis L. Winger(4)...............................             50,969               100,496

Noubar B. Afeyan..................................             13,100                52,402

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
  (25 PERSONS)(5).................................          1,161,460             2,140,734

------------------------------

(1)   Reflects the two-for-one split of PE Biosystems Stock in July 1999.

(2) Includes 6,000 shares of PE Biosystems Stock and 6,669 shares of Celera Genomics Stock which each non-employee director, other than Dr. Levine, Mr. Martin, and Mr. Tobin, has the right to acquire within 60 days of August 19, 1999 through the exercise of vested stock options. Dr. Levine has the right to acquire 6,461 shares and Mr. Martin has the right to acquire 5,169 shares of Celera Genomics Stock within 60 days of August 19, 1999 through the exercise of vested stock options. No voting or investment power exists with respect to these shares prior to exercise. Also includes (1) the following number of units representing full shares of stock (including restricted stock awards) deferred by non-employee directors (see "COMPENSATION OF DIRECTORS," above): Mr. Abely, 5,655 PE Biosystems Stock units and 1,411 Celera Genomics Stock units; Mr. Ayers, 6,782 PE Biosystems Stock units and 1,693 Celera Genomics Stock units; Dr. Hayes, 6,203 PE Biosystems Stock units and 1,548 Celera Genomics Stock units; Dr. Levine, 786 PE Biosystems Stock units and 196 Celera Genomics Stock units; Mr. Martin, 497 PE Biosystems Stock units and 124 Celera Genomics Stock units; Dr. Slayman, 1,211 PE Biosystems Stock units and 302 Celera Genomics Stock units; Mr. Smith, 4,005 PE Biosystems Stock units and 999 Celera Genomics Stock units; and Mr. Tobin, 100 PE Biosystems Stock units and 25 Celera Genomics Stock units; and (2) 600 restricted shares of PE Biosystems Stock and 150 restricted shares of Celera Genomics Stock held by each of Messrs. Ayers, Belingard, and St. Laurent. No voting power exists with respect to any deferred share units, and holders of restricted shares have sole voting power but no investment power prior to the lapse of restrictions.

(3) Includes shares which the following have the right to acquire within 60 days of August 19, 1999 through the exercise of vested stock options: Mr. White, 615,000 shares PE Biosystems Stock and 218,367 shares Celera Genomics Stock; Dr. Hunkapiller, 270,636 shares PE Biosystems Stock and 106,430 shares Celera Genomics Stock; Mr. Sawch, 117,000 shares PE Biosystems Stock and 55,098 shares Celera Genomics Stock; Dr. Venter, 355,396 shares Celera Genomics Stock; and Mr. Winger, 90,000 shares PE Biosystems Stock and 48,347 shares Celera Genomics Stock. No voting or investment power exists with respect to these shares prior to exercise.

(4) Includes 36,000 restricted shares of PE Biosystems Stock and 9,000 restricted shares of Celera Genomics Stock held by Mr. White and 6,000 restricted shares of PE Biosystems Stock and 1,500 restricted shares of Celera Genomics Stock held by Mr. Winger, as to which the holder has sole voting power but no investment power prior to the lapse of restrictions.

(5) Includes 1,506,190 shares of PE Biosystems Stock and 1,001,722 shares of Celera Genomics Stock which all directors and executive officers as a group have the right to acquire within 60 days of August 19, 1999 through the exercise of vested stock options. No voting or investment power exists with respect to these shares prior to exercise.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company is required to identify any officer, director, or owner of more than 10% of either class of the Common Stock who failed to timely file with the SEC and the New York Stock Exchange a required report relating to beneficial ownership of stock under Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of information provided to the Company, all persons subject to these reporting requirements filed the required reports on a timely basis for fiscal 1999, except that Mr. White filed an amended Form 5 following the end of fiscal year 1999 to report one exempt transaction that had been inadvertently omitted from the originally filed form prepared by an outside provider. In addition, one item was inadvertently omitted from Dr. Levine's initial statement of ownership on Form 3, which omission was subsequently corrected, and Dr. Venter inadvertently failed to timely file two Form 4s with respect to a total of five transactions executed without his prior knowledge by his investment advisor, which transactions were subsequently reported on a Form 5.

                             EXECUTIVE COMPENSATION

REPORT OF THE MANAGEMENT RESOURCES COMMITTEE

    GENERAL. The Management Resources Committee (the "MRC") of the Board of Directors is comprised of three non-employee directors. One of the duties of the MRC is to review and approve all forms of remuneration for the senior management of the Company.

    OVERVIEW AND PHILOSOPHY. The overall objectives of the Company's executive compensation plans are to:

    - Attract and retain the highest quality talent to lead the Company;

    - Reward key executives based on business performance;

    - Provide incentives designed to maximize stockholder value; and

    - Assure that objectives for corporate and individual performance are established and measured.

    The Company's general compensation philosophy is that total cash compensation should vary with the performance of the Company in attaining financial and non-financial objectives and that any long-term incentive compensation should be closely aligned with the interests of the stockholders. The Company has several performance-based compensation programs in which the majority of the Company's employees are eligible to participate.

    Total cash compensation for the majority of the Company's employees, including its executive officers, consists of the following components:

    - Base salary;

    - A cash bonus based on Company and individual performance (contingent compensation); and

    - Long-term incentive compensation consisting of stock options, restricted stock, and performance units, which are tied to the appreciation in value of the Common Stock.

    The MRC's intention is to provide a competitive total compensation package to senior management. Competitiveness is determined based upon professionally compiled surveys of the Company's peer group and other comparable companies. The MRC particularly focuses upon competitive compensation practices for companies engaged in high technology and biotechnology product development and manufacturing.

    BASE SALARY. The MRC obtains surveys of compensation trends and practices from independent compensation consultants throughout the year in order to determine the competitiveness of the pay structure for its senior managers. Within the broad comparative group of companies that the consultants survey, the MRC has identified a group of companies which compete in similar markets and which approximate the size of the Company in terms of employees, revenue, and capitalization. These companies are not necessarily the same as those contained in the industry index selected by the Company for purposes of the Performance Graph set forth under that heading below, although some of the companies contained in that index are included in the compensation surveys.

    During the fiscal year ended June 30, 1999, Mr. White's base salary was increased from $630,000 to $730,000 in August 1998. The MRC established Mr. White's base salary based on the Company's overall performance during the 1998 fiscal year and competitive pay practices relative to peer companies.

    CONTINGENT COMPENSATION. Most employees of the Company participate in the Company's Incentive Compensation Program. The MRC uses earnings per share and after-tax operating cash flow targets as a basis on which to measure the performance of the Company's employees, including its executive officers. These financial measures are well recognized throughout the investment community, and the MRC believes that achieving financial goals based upon these measures will help maximize stockholder return. The MRC also considers group operating income and performance against specific group milestones when determining compensation for group employees and executive officers.

    The MRC uses survey information from comparable companies in reviewing and approving annual incentive plan participation and targets for each executive officer. In determining annual contingent compensation awards for each executive officer, the MRC also considers other business actions taken during the fiscal year which contribute to the strategic growth and competitiveness of the Company. Additionally, Mr. White, based on his review of the performance of each executive officer (other than himself) throughout the year, may propose modifications to reflect each officer's personal performance. These modifications may result in a contingent compensation recommendation between 0 and 150% of target. The MRC is responsible for final approval of all contingent compensation awards.

    Mr. White's contingent compensation formula is based entirely on the achievement of the Company's business and financial goals. If all corporate goals are achieved, Mr. White would receive a minimum incentive payment of 100% of base salary. For the fiscal year ended June 30, 1999, Mr. White earned a contingent compensation award of $1,686,300. This award was based on the financial performance of the Company and Mr. White's leadership during fiscal year 1999, including his initiatives in and development of the Company's genomics information business, the recapitalization of the Company, and the divestiture of the Company's analytical instruments business.

    PERFORMANCE UNITS/RESTRICTED STOCK. In fiscal year 1997, the Company adopted the Performance Unit Bonus Plan to continue alignment of management and stockholder interests. The Plan utilizes stock options and a performance unit bonus pool to convey the value targeted by a traditional restricted stock program. The performance units granted in fiscal 1997 vested upon the price of a share of common stock of The Perkin-Elmer Corporation (the "Old PE Stock") attaining and maintaining for specified periods certain price targets and were payable following the completion of specified time periods. As of June 30, 1999, all of the stock price targets applicable to performance units initially granted to members of senior management under the Plan had been attained and the Company became obligated to make payments under the Plan. In recognition of the outstanding efforts of the participants in reaching these performance targets and the change in the underlying securities of the Company as a result of the recapitalization of the Company, the MRC decided to accelerate these payments to fiscal year 2000. The related stock options were not accelerated.

    As a result of the vesting of these performance units and in order to continue alignment of management and stockholder interests, the MRC granted new awards under the Plan to members of senior management in June 1999. These awards consist of two grants of performance units and stock options. The first grant of performance units vests in equal portions upon the price of a share of PE Biosystems Stock attaining and maintaining for a specified period price levels of $61.85, $66.85, and $71.85 a share (after giving effect to the two-for-one split of PE Biosystems Stock in July 1999), and will be payable on or after June 17, 2002, provided, in each case, that the recipient remains an employee of the Company through the date of payment. The second grant of performance units vests in equal portions upon the price of a share of PE Biosystems Stock attaining and maintaining for a specified period price levels of $76.85, $81.85, and $86.85 a share, and will be payable on or after the earlier of (1) June 17, 2005 or (2) three years after the stock price targets applicable to the first grant have been attained, provided, in each case, that the recipient remains an employee of the Company through the date of payment. The performance units will be forfeited to the extent the stock price targets are not attained by June 17, 2009 or, subject to certain limited exceptions, if the employment of the recipient by the Company is terminated prior to the attainment of such stock price targets. Upon vesting, the holder of performance units will be entitled to a pre-tax cash or stock payment of $56.4687 for each vested unit. The first option grant vests three years from the date of grant and the second option grant vests on the earlier of (1) six years from the date of grant or (2) three years after the stock price targets applicable to the first grant of performance units have been attained. The Committee believes that these awards provide strong individual incentives for the achievement of corporate objectives and thereby help increase stockholder value.

    Mr. White was granted options to purchase an aggregate of 84,400 shares of PE Biosystems Stock at an exercise price of $56.4687 per share (after giving effect to the PE Biosystems Stock split) and an equal number of performance units under this program.

    In addition to the awards noted above, in fiscal year 1999 Mr. White was granted 72,000 shares of PE Biosystems Stock and 18,000 shares of Celera Genomics Stock (after giving effect to the PE Biosystems Stock split and the recapitalization) consistent with the terms of the awards granted to him in fiscal 1997, all of which have previously vested. These awards were made to further align Mr. White's interests with those of the stockholders. Of these shares, 12,000 shares of PE Biosystems Stock and 3,000 shares of Celera Genomics Stock vested automatically on June 30, 1999 and 12,000 shares of PE Biosystems Stock and 3,000 shares of Celera Genomics Stock will vest on June 30, 2000. An additional 24,000 shares of PE Biosystems Stock and 6,000 shares of Celera Genomics Stock vested following the end of the 1999 fiscal year and up to 24,000 shares of PE Biosystems Stock and 6,000 shares of Celera Genomics Stock will vest following the end of fiscal year 2000 based upon the attainment of performance goals relating to cumulative consolidated after-tax operating cash flow for such years. A restricted stock award was also made to the Company's Chief Financial Officer which vests at the same time and is based upon the attainment of the same performance goals relating to cumulative consolidated after-tax operating cash flow that apply to Mr. White.

    STOCK OPTIONS. The MRC believes that, in order to achieve the Company's long-term growth objectives and to align employee and stockholder interests, it is in the Company's best interest to grant stock options to both management and non-management employees. The number of stock options granted to each employee is dependent upon the employee's level in the Company and the potential impact of his or her position on the overall success of the Company.

    The MRC approves the number of options granted to each participant in the stock option plans during each fiscal year. Employees may be granted options for PE Biosystems Stock or Celera Genomics Stock or both stocks. Certain officers and key employees who continue to have responsibilities involving both PE Biosystems and Celera Genomics will be granted awards in a manner which reflects their job responsibilities. The MRC believes that granting participants awards tied to the performance of the group in which the participants work and, in certain cases, the other group, is in the best interest of the Company and its stockholders.

    The exercise price of each option granted is the fair market value of a share of the applicable class of stock on the date of grant. The MRC increased the standard vesting period of stock options granted during fiscal 1999 from two to four years to reinforce the employee retention element of the options. All options granted in fiscal 1999 are exercisable for a period of ten years from the date of grant.

    Mr. White was granted options to purchase 150,000 shares of PE Biosystems Stock at an exercise price of $54.375 per share (after giving effect to the PE Biosystems Stock split) and 37,500 shares of Celera Genomics Stock at an exercise price of $21.0625 per share in May 1999 in connection with the Company's customary annual grant of options to employees.

    Mr. White and certain other members of senior management received a special one-time grant of options to purchase shares of Celera Genomics Stock in January 1999 in connection with the recapitalization of the Company. This special grant was made in recognition of their contributions to the organization of Celera Genomics and their continuing efforts towards its future success. Mr. White received options to purchase 258,470 shares of Celera Genomics Stock at an exercise price of $17.12 per share as part of this grant.

    STOCK OWNERSHIP. In order to reinforce the linkage of an executive's financial gain with stockholder results, the MRC has established a requirement that each senior officer of the Company retain a personal investment in the Common Stock equaling between one and three times the individual's annual base salary (depending upon the individual's management level). Grants of performance units and restricted stock are credited towards an executive's ownership, and executives are given a period of time to achieve these levels. As of June 30, 1999, all of the Named Executive Officers, except Dr. Venter, had satisfied their individual stock ownership goals.

    In addition to encouraging stock ownership by granting stock options, the Company further encourages its employees to own Company stock through a tax-qualified employee stock purchase plan, which is generally available to all domestic and certain foreign employees. This plan allows participants to buy both classes of the Company's stock with up to 10% of their salary (subject to certain limits).

    During fiscal 1999, the Company completed the recapitalization of the Company and created two new classes of common stock. The MRC will periodically monitor the ownership of shares of PE Biosystems Stock and Celera Genomics Stock by senior officers to assure that their interests are appropriately balanced between the two groups.

    CONCLUSION. The Company has designed its executive compensation plans, as described above, to link the compensation of senior management with the achievement of corporate and individual performance goals. These goals have been established at levels that the MRC believes necessary to achieve above-average performance within the Company's industry.

    The MRC intends to continue its policy of linking executive compensation with corporate performance and stockholder returns to the extent possible through the measurement procedures described in this report. Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of certain compensation in excess of one million dollars paid to a company's chief executive officer and the four other most highly compensated executives. While the Company generally seeks to maximize the deductibility of compensation paid to its executive officers, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

                                          Management Resources Committee
                                          Richard H. Ayers, Chair
                                          Joseph F. Abely, Jr.
                                          Orin R. Smith

PERFORMANCE GRAPH

    The following graph compares the yearly change in the Company's cumulative total stockholder return for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index (the "S&P 500") and the Dow Jones Biotechnology Group Index (the "DJ BTI"), a published industry index that includes PE Biosystems Stock. The other companies in the DJ BTI are: Amgen Inc., Biogen, Inc., Centocor, Inc., Chiron Corporation, Genzyme Corporation--General, Immunex Corporation, Invitrogen Corporation, Monsanto Company, Nycomed Amersham, Pioneer Hi-Bred International Inc., and Sakata Seed Corporation.

    The rules of the SEC require that if an index is selected which is different from the index used in the immediately preceding fiscal year, the Company's total return must be compared with both the newly selected index and the index used in the immediately preceding year. Last year's proxy statement included a comparison of the Company's performance with that of the Dow Jones Diversified Technology Group Index (the "DJ DTG"). However, as a result of the sale of the Company's analytical instruments business and the recapitalization of the Company in fiscal year 1999, the Company no longer believes that the DJ DTG properly reflects the Company's current business. Accordingly, the following graph also includes the DJ DTG.

    Cumulative total returns are calculated assuming that $100 was invested on July 1, 1994 in each of the Common Stock, the S&P 500, the DJ BTI, and the DJ DTG, and that all dividends were reinvested. On May 6, 1999, each share of Old PE Stock was converted into one share of PE Biosystems Stock and one-half share of Celera Genomics Stock in the recapitalization. As a result, the graph reflects a composite return for the two new classes of Common Stock after that date.

                                 PE CORPORATION

                    Comparison of 5 Year Cumulative Returns

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PE CORPORATION    S&P 500     DJ BTI     DJ DTG
1994                 100.00      100.00     100.00     100.00
1995                 120.63      126.07     160.34     125.95
1996                 167.29      158.85     217.21     150.65
1997                 275.31      213.97     244.51     211.54
1998                 220.00      278.51     292.49     204.52
1999                 459.90      341.88     378.40     269.56

SUMMARY COMPENSATION TABLE

    The following table sets forth cash or other compensation received for the last three fiscal years by the Company's Chief Executive Officer and the other most highly paid executive officers of the Company based on salary and bonuses paid for fiscal year 1999 (the "Named Executive Officers"), and reflects the two-for-one stock split of PE Biosystems Stock in July 1999.

                                                                                              LONG-TERM COMPENSATION
                                                                      ANNUAL                 ------------------------
                                                                   COMPENSATION
                                                        -----------------------------------           AWARDS
                                                                                   OTHER     ------------------------
                                                                                  ANNUAL     RESTRICTED
                                                                                  COMPEN-       STOCK        STOCK
                                             FISCAL      SALARY       BONUS       SATION       AWARDS       OPTIONS
NAME AND PRINCIPAL POSITION                   YEAR         ($)         ($)        ($)(1)       ($)(2)       (#)(3)
-----------------------------------------  -----------  ---------  -----------  -----------  -----------  -----------

Tony L. White............................        1999     710,770    1,686,300     177,566     2,263,500      530,370
Chairman, President and                          1998     648,462      870,000     162,417             0      187,500
Chief Executive Officer                          1997     589,424    1,171,380     158,939     1,804,500      487,500

Michael W. Hunkapiller...................        1999     445,000      630,630                         0      272,282
Senior Vice President                            1998     327,885      281,900                         0      123,085
and President, PE                                1997     261,655      335,500                         0      112,500
Biosystems Group

William B. Sawch.........................        1999     320,585      459,043                         0      208,088
Senior Vice President                            1998     259,924      220,100                         0       50,000
General Counsel and Secretary                    1997     214,713      200,000                         0       75,000

J. Craig Venter..........................        1999     329,462      233,957                         0    1,486,585
Senior Vice President
and President,
Celera Genomics Group(6)
Dennis L. Winger.........................        1999     390,185      545,807      59,395       377,250      208,088
Senior Vice President and                        1998     284,135      243,600                   167,906      300,000
Chief Financial Officer(7)

Noubar B. Afeyan.........................        1999     342,819      409,422                         0      103,388
Former Senior Vice President                     1998     165,000      194,900                         0      100,000
and Chief Business Officer(8)

                                               PAYOUTS
                                           ---------------
                                                LTIP          ALL OTHER
                                               PAYOUTS       COMPENSATION
NAME AND PRINCIPAL POSITION                      ($)            ($)(4)
-----------------------------------------  ---------------  --------------
Tony L. White............................             0            17,121
Chairman, President and                               0            27,575
Chief Executive Officer                               0            20,068
Michael W. Hunkapiller...................             0            13,117
Senior Vice President                                 0            10,308
and President, PE                                     0             9,033
Biosystems Group
William B. Sawch.........................             0            17,442
Senior Vice President                                 0            15,043
General Counsel and Secretary                         0            12,883
J. Craig Venter..........................             0         1,533,614(5)
Senior Vice President
and President,
Celera Genomics Group(6)
Dennis L. Winger.........................             0            15,033
Senior Vice President and                             0           260,154
Chief Financial Officer(7)
Noubar B. Afeyan.........................             0             9,364
Former Senior Vice President                          0                 0
and Chief Business Officer(8)

------------------------------
  (1) Amount shown for fiscal year 1999 for Mr. White includes $129,149 for personal use of the Company's aircraft.

  (2) The dollar value of restricted stock awarded in fiscal year 1999 is based on the value of a share of Old PE Stock on August 20, 1998, the date of grant. Of these shares, 12,000 shares of PE Biosystems Stock and 3,000 shares of Celera Genomics Stock awarded to Mr. White vested on June 30, 1999, and 24,000 shares of PE Biosystems Stock and 6,000 shares of Celera Genomics Stock awarded to Mr. White and 6,000 shares of PE Biosystems Stock and 1,500 shares of Celera Genomics Stock awarded to Mr. Winger vested on August 19, 1999 upon the certification of attainment of certain performance goals relating to cumulative after-tax operating cash flow for the fiscal year ended June 30, 1999. The remaining shares of restricted stock will vest as follows: 12,000 shares of PE Biosystems Stock and 3,000 shares of Celera Genomics Stock awarded to Mr. White will vest on June 30, 2000, subject to Mr. White's being an employee of the Company on that date, and up to an additional 24,000 shares of PE Biosystems Stock and 6,000 shares of Celera Genomics Stock awarded to Mr. White and 6,000 shares of PE Biosystems Stock and 1,500 shares of Celera Genomics Stock awarded to Mr. Winger will vest following the end of fiscal year 2000 upon the attainment of certain additional performance goals relating to cumulative consolidated after-tax operating cash flow for such fiscal year. Prior to vesting, Messrs. White and Winger have the right to receive dividends on and to vote, but may not sell or otherwise dispose of, such shares. As of June 30, 1999, Mr. White held 60,000 restricted shares of PE Biosystems Stock and 15,000 restricted shares of Celera Genomics Stock having an aggregate value of $3,685,313 and Mr. Winger held 12,000 restricted shares of PE Biosystems Stock and 3,000 restricted shares of Celera Genomics Stock having an aggregate value of $737,063. As of such date, none of the other Named Executive Officers held any shares of restricted stock.

  (3) Reflects the conversion of options for shares of Old PE Stock into independently exercisable options for shares of PE Biosystems Stock and Celera Genomics Stock in connection with the recapitalization in May 1999. A breakdown of the options set forth in the table, by class, is as follows:

                                                                                PE BIOSYSTEMS    CELERA GENOMICS
                                                                               ---------------  -----------------
Mr. White.........................................................       1999       234,400            295,970
                                                                         1998       150,000             37,500
                                                                         1997       390,000             97,500

Dr. Hunkapiller...................................................       1999       102,200            170,082
                                                                         1998        98,468             24,617
                                                                         1997        90,000             22,500

Mr. Sawch.........................................................       1999        92,200            115,888
                                                                         1998        40,000             10,000
                                                                         1997        60,000             15,000

Dr. Venter........................................................       1999        50,000          1,436,585

Mr. Winger........................................................       1999        92,200            115,888
                                                                         1998       240,000             60,000

Dr. Afeyan........................................................       1999             0            103,388
                                                                         1998        80,000             20,000

  (4) Amounts shown for fiscal year 1999 include (1) the Company's contributions under the Company's Employee Savings Plan for Messrs. White, Hunkapiller, Sawch, Venter, Winger, and Afeyan of $3,200, $7,400, $14,358, $8,614,
      $13,893, and $9,364, respectively; and (2) amounts accrued under the savings plan component of the Company's Excess Benefit Plan for Messrs. White, Hunkapiller, Sawch, Venter, Winger, and Afeyan of $13,921, $4,400, $3,084, $0, $1,140, and $0, respectively. Amount shown for Dr. Hunkapiller also includes an inventor award of $1,317.

  (5) Includes a payment of $1,525,000 based on the performance of Celera Genomics Stock during fiscal year 1999.

  (6) Dr. Venter became an employee of the Company on August 24, 1998.

  (7) Mr. Winger became an employee of the Company on September 25, 1997.

  (8) Dr. Afeyan became an employee of the Company on January 22, 1998 and resigned as an executive officer on June 17, 1999.

OPTION GRANT TABLES

    The following table sets forth information regarding stock option grants of PE Biosystems Stock to the Named Executive Officers during fiscal year 1999 and reflects the two-for-one stock split in July 1999.

                                          INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------    POTENTIAL REALIZABLE
                                         NUMBER OF                                                             VALUE AT
                                         SECURITIES                                                     ASSUMED ANNUAL RATES OF
                                         UNDERLYING      PERCENT OF TOTAL                              STOCK PRICE APPRECIATION
                                          OPTIONS       OPTIONS GRANTED TO     EXERCISE                   FOR OPTION TERM(2)
                                          GRANTED       EMPLOYEES IN FISCAL      PRICE    EXPIRATION   -------------------------
NAME                                       (#)(1)            YEAR 1999          ($/SH)       DATE        5% ($)       10% ($)
--------------------------------------  ------------  -----------------------  ---------  -----------  -----------  ------------
Tony L. White.........................      150,000                5.0           54.3750     5/13/09     5,129,422    12,998,962
                                             42,200(3)              1.4          56.4687     6/17/09     1,498,643     3,797,855
                                             42,200(4)              1.4          56.4687     6/17/09     1,498,643     3,797,855
Michael W. Hunkapiller................       60,000                2.0           54.3750     5/13/09     2,051,769     5,199,585
                                             21,100(3)              0.7          56.4687     6/17/09       749,322     1,898,928
                                             21,100(4)              0.7          56.4687     6/17/09       749,322     1,898,928
William B. Sawch......................       50,000                1.7           54.3750     5/13/09     1,709,807     4,332,987
                                             21,100(3)              0.7          56.4687     6/17/09       749,322     1,898,928
                                             21,100(4)              0.7          56.4687     6/17/09       749,322     1,898,928
J. Craig Venter.......................       50,000                1.7           54.3750     5/13/09     1,709,807     4,332,987
Dennis L. Winger......................       50,000                1.7           54.3750     5/13/09     1,709,807     4,332,987
                                             21,100(3)              0.7          56.4687     6/17/09       749,322     1,898,928
                                             21,100(4)              0.7          56.4687     6/17/09       749,322     1,898,928

Noubar B. Afeyan......................            0                  0                 0           0             0             0
--------------------------------------------------------------------------------------------------------------------------------
All Stockholders(5)...................                                                                 $3.7 billion $9.3 billion
--------------------------------------------------------------------------------------------------------------------------------

------------------------
  (1) All options were granted with an exercise price equal to the fair market value of a share of PE Biosystems Stock on the date of grant and, except as described below, are exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

  (2) The values shown assume that the price of a share of PE Biosystems Stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend on the actual performance of the PE Biosystems Stock.

  (3) Options will vest on June 17, 2002 and were granted in conjunction with a grant of an equal number of performance units under the Company's Performance Unit Bonus Plan. Performance units will vest according to the following schedule: 33 1/3%, if the fair market value of a share of PE Biosystems Stock averages $61.85 or more for a period of ninety days;
      66 2/3%, if the fair market value of a share of PE Biosystems Stock averages $66.85 or more for a period of ninety days; and 100%, if the fair market value of a share of PE Biosystems Stock averages $71.85 or more for a period of ninety days, and will become payable on or after June 17, 2002, provided, in each case, that the officer remains an employee of the Company through the date of payment. Upon such vesting, the holder of performance units will be entitled to a cash or stock payment of $56.4687 for each vested unit. Prior to vesting of the performance units, holders will receive dividend equivalents at the same time as, and in an amount per unit equal to, dividends payable on each share of PE Biosystems Stock, but will not have any voting rights with respect to such performance units or the right to sell or otherwise dispose of such units. The performance units will be forfeited to the extent the stock price targets are not attained by June 17, 2009 or, subject to certain limited exceptions, if the employment of the officer by the Company is terminated prior to the attainment of such stock price targets.

  (4) Options will vest on the earlier of (1) June 17, 2005 or (2) three years after all the stock price targets of the performance units referred to in footnote 3 above have been attained, provided, in each case that the officer remains an employee of the Company through such date. Each option was granted in conjunction with a grant of an equal number of performance units under the Company's Performance Unit Bonus Plan. The performance units will vest according to the following schedule: 33 1/3%, if the fair market value of a share of PE Biosystems Stock averages $76.85 or more for a period of ninety days; 66 2/3%, if the fair market value of a share of PE Biosystems Stock averages $81.85 or more for a period of ninety days; and 100%, if the fair market value of a share of PE Biosystems Stock averages $86.85 or more for a period of ninety days, and will become payable on or after the earlier of (1) June 17, 2005 or (2) three years after all the stock price targets of the performance units referred to in footnote 3 above have been attained, provided, in each case that the officer remains an employee of the Company through the date of payment. Performance units will be forfeited to the extent the stock price targets are not attained by June 17, 2009 or, subject to certain limited exceptions, if the employment of the officer by the Company is terminated prior to the attainment of such targets and were otherwise granted on the same terms as those described in footnote 3 above.

  (5) These amounts represent the increase in the aggregate market value of the PE Biosystems Stock outstanding as of June 30, 1999 (102.7 million shares) assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

    The following table sets forth information regarding stock option grants of Celera Genomics Stock to the Named Executive Officers during fiscal year 1999.

                                       INDIVIDUAL GRANTS                                         POTENTIAL REALIZABLE VALUE
-----------------------------------------------------------------------------------------------              AT
                                      NUMBER OF                                                   ASSUMED ANNUAL RATES OF
                                      SECURITIES     PERCENT OF TOTAL                             STOCK PRICE APPRECIATION
                                      UNDERLYING    OPTIONS GRANTED TO   EXERCISE                    FOR OPTION TERM(1)
                                       OPTIONS     EMPLOYEES IN FISCAL     PRICE    EXPIRATION   --------------------------
NAME                                 GRANTED (#)        YEAR 1999         ($/SH)       DATE         5% ($)       10% ($)
-----------------------------------  ------------  --------------------  ---------  -----------  ------------  ------------
Tony L. White......................       258,470(2)               6.5     17.12       1/21/09      2,782,863     7,052,321
                                           37,500(3)               0.9     21.0625     5/13/09        496,728     1,258,808
Michael W. Hunkapiller.............       155,082(2)               3.9     17.12       1/21/09      1,669,718     4,231,392
                                           15,000(3)               0.4     21.0625     5/13/09        198,691       503,523
William B. Sawch...................       103,388(2)               2.6     17.12       1/21/09      1,113,145     2,820,928
                                           12,500(3)               0.3     21.0625     5/13/09        165,576       419,603
J. Craig Venter....................     1,421,585(2)             35.56     17.12       1/21/09     15,305,745    38,787,763
                                           15,000(3)               0.4     21.0625     5/13/09        198,691       503,523
Dennis L. Winger...................       103,388(2)               2.6     17.12       1/21/09      1,113,145     2,820,928
                                           12,500(3)               0.3     21.0625     5/13/09        165,576       419,603

Noubar B. Afeyan...................       103,388(2)               2.6     17.12       1/21/09      1,113,145     2,820,928
---------------------------------------------------------------------------------------------------------------------------
All Stockholders(4)................                                                              $252 million  $638 million
---------------------------------------------------------------------------------------------------------------------------

------------------------
  (1) The values shown assume that the price of a share of Celera Genomics Stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend on the actual performance of the Celera Genomics Stock.

  (2) Options were granted with an exercise price equal to the fair market value of a share of Celera Genomics Stock on the date of grant and are exercisable in four equal annual installments commencing July 1, 1999.

  (3) Options were granted with an exercise price equal to the fair market value of a share of Celera Genomics Stock on the date of grant and are exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

  (4) These amounts represent the increase in the aggregate market value of the Celera Genomics Stock outstanding as of June 30, 1999 (25.7 million shares) assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

OPTION EXERCISES AND YEAR-END VALUE TABLES

    The following table sets forth information regarding the exercise of options for PE Biosystems Stock by the Named Executive Officers during fiscal year 1999 and the value of their unexercised options for PE Biosystems Stock at June 30, 1999, and reflects the two-for-one stock split in July 1999.

                                                                                                              VALUE OF
                                                                                                            UNEXERCISED
                                                                                  NUMBER OF SECURITIES      IN-THE-MONEY
                                                                                 UNDERLYING UNEXERCISED       OPTIONS
                                                                                        OPTIONS             AT JUNE 30,
                                                                                    AT JUNE 30, 1999            1999
                                           SHARES ACQUIRED                                (#)                  ($)(3)
                                             ON EXERCISE     VALUE REALIZED   ----------------------------  ------------
NAME                                            (#)(1)           ($)(2)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE
-----------------------------------------  ----------------  ---------------  ------------  --------------  ------------
Tony L. White............................              0                  0       615,000        429,400      20,279,075
Michael W. Hunkapiller...................              0                  0       270,636        211,434      10,077,578
William B. Sawch.........................          4,000            191,931       117,000        152,200       4,078,993
J. Craig Venter..........................              0                  0             0         50,000               0
Dennis L. Winger.........................              0                  0        82,500        249,700       2,001,722

Noubar B. Afeyan.........................        343,130          9,680,032        20,000         60,000         478,450


NAME                                       UNEXERCISABLE
-----------------------------------------  --------------
Tony L. White............................      4,718,808
Michael W. Hunkapiller...................      2,639,147
William B. Sawch.........................      1,459,258
J. Craig Venter..........................        125,780
Dennis L. Winger.........................      3,844,851
Noubar B. Afeyan.........................      1,435,350

------------------------
  (1) Reflects the exercise of options for shares of Old PE Stock prior to the recapitalization.

  (2) Represents the difference between the exercise price and the fair market value on the date of exercise.

  (3) The fair market value of a share of PE Biosystems Stock on June 30, 1999 was $56.8906.

    The following table sets forth information regarding the exercise of options for Celera Genomics Stock by the Named Executive Officers during fiscal year 1999, and the value of their unexercised options for Celera Genomics Stock at June 30, 1999.

                                                                                                NUMBER OF SECURITIES
                                                                                                     UNDERLYING
                                                                                                UNEXERCISED OPTIONS
                                                                                                  AT JUNE 30, 1999
                                                SHARES ACQUIRED                                         (#)
                                                  ON EXERCISE           VALUE REALIZED      ----------------------------
NAME                                                  (#)                     ($)           EXERCISABLE   UNEXERCISABLE
------------------------------------------  -----------------------  ---------------------  ------------  --------------
Tony L. White.............................                 0                       0            153,750         344,721
Michael W. Hunkapiller....................                 0                       0             67,660         197,392
William B. Sawch..........................                 0                       0             29,251         130,889
J. Craig Venter...........................                 0                       0                  0       1,436,585
Dennis L. Winger..........................                 0                       0             20,624         155,264

Noubar B. Afeyan..........................                 0                       0              4,999         118,389


                                                VALUE OF UNEXERCISED
                                                IN-THE-MONEY OPTIONS
                                                  AT JUNE 30, 1999
                                                       ($)(1)
                                            -----------------------------
NAME                                        EXERCISABLE    UNEXERCISABLE
------------------------------------------  ------------  ---------------
Tony L. White.............................      898,467         68,389
Michael W. Hunkapiller....................      512,939         44,258
William B. Sawch..........................      193,447         20,100
J. Craig Venter...........................            0              0
Dennis L. Winger..........................       47,281         78,016
Noubar B. Afeyan..........................       10,766         32,306

------------------------
  (1) The fair market value of a share of Celera Genomics Stock on June 30, 1999 was $15.5938.

RETIREMENT BENEFITS

    The Company has in effect a qualified defined benefit Employee Pension Plan covering all of its domestic employees, including the Named Executive Officers, and a non-qualified Excess Benefit Plan, which provides benefits that would otherwise be denied participants by reason of certain limitations of the Internal Revenue Code on qualified plan benefits. The Employee Pension Plan and the Excess Benefit Plan provide annual benefits at normal retirement age 65 based on a participant's final average base salary (measured over 36 months from October 1, 1995) and service from October 1, 1995 and a participant's final average contingent compensation or incentive compensation awards (measured over 36 months from July 1, 1995) and service from July 1, 1995. The Company also has a frozen non-qualified Supplemental Retirement Plan, which provides benefits based on service and awards to July 1, 1995.

    The benefit under the Employee Pension Plan and the pension plan component of the Excess Benefit Plan for service prior to October 1, 1995 was based on a career average benefit formula providing 1.4% of base earnings during the period of participation, plus 0.5% of base earnings above a specified wage base called "covered compensation" (defined by the Internal Revenue Service as a function of year of birth). After August 1, 1989, plan accruals for service over 35 years were calculated at a rate of 1.7% of base earnings. A variable annuity option was available to each participant for benefit accruals prior to October 1, 1995. The benefit under the Supplemental Retirement Plan for service prior to July 1, 1995 was based on a career average formula providing 1.5% of the sum of all payments made to a participant during his or her participation in the Company's Incentive Compensation Program.

    The Employee Pension Plan and the pension plan component of the Excess Benefit Plan were amended in June 1999 to exclude employees hired on or after July 1, 1999 and to cease benefit accruals after June 30, 2004.

    The following table shows the estimated total annual benefit from all the plans, payable to a covered participant at normal retirement age, for service between October 1, 1995 and June 30, 2004.

                               PENSION PLAN TABLE

                  YEARS OF SERVICE BETWEEN OCTOBER 1, 1995 AND JUNE 30,
                                          2004
 AVERAGE ANNUAL   -----------------------------------------------------
  REMUNERATION        5          6          7          8        8.75
----------------  ---------  ---------  ---------  ---------  ---------
        $200,000     16,410     19,692     22,974     26,256     28,718
         300,000     25,250     30,300     35,350     40,400     44,188
         400,000     33,910     40,692     47,474     54,256     59,343
         500,000     42,510     51,012     59,514     68,016     74,393
         600,000     51,030     61,236     71,442     81,648     89,303
         700,000     59,490     71,388     83,286     95,184    104,108
         800,000     67,630     81,156     94,682    108,208    118,353
         900,000     75,730     90,876    106,022    121,168    132,528
       1,000,000     83,750    100,500    117,250    134,000    146,563
       1,100,000     92,250    110,700    129,150    147,600    161,438
       1,200,000    100,750    120,900    141,050    161,200    176,313
       1,300,000    109,250    131,100    152,950    174,800    191,188
       1,400,000    117,750    141,300    164,850    188,400    206,063
       1,500,000    126,250    151,500    176,750    202,000    220,938
       1,600,000    134,750    161,700    188,650    215,600    235,813
       1,700,000    143,250    171,900    200,550    229,200    250,688
       1,800,000    151,750    182,100    212,450    242,800    265,563
       1,900,000    160,250    192,300    224,350    256,400    280,438
       2,000,000    168,750    202,500    236,250    270,000    295,313

    The benefit amounts shown in the Pension Plan Table are computed on a straight life annuity basis, payable at age 65, and assume covered compensation for social security purposes of $50,000 in all cases. As of June 30, 1999, Mr. White, Dr. Hunkapiller, and Mr. Sawch each had 3.75 years of credited service from October 1, 1995 for pension purposes, and Mr. Winger had 1.75 years of credited service for pension purposes. Drs. Venter and Afeyan are not participants in the Employee Pension Plan. The base salary and contingent compensation for each such person are as set forth in the salary and bonus columns of the Summary Compensation Table above under "EXECUTIVE COMPENSATION."

    Estimated annual benefits accrued prior to October 1, 1995 and payable upon retirement at age 65 under the Employee Pension Plan, the Supplemental Retirement Plan, and the pension plan component of the Excess Benefit Plan to Mr. White, Dr. Hunkapiller, and Mr. Sawch are $267, $21,934, and $22,362, respectively, assuming continued service for benefit eligibility and based on the current variable unit value, as applicable. Messrs. Winger, Venter, and Afeyan do not have benefit accruals prior to October 1, 1995.

    Under the terms of his employment agreement, Mr. White is entitled to receive additional retirement benefits equal to the annual benefit he would have received if he were credited under the Employee Pension Plan and non-qualified plans (the Excess Benefit Plan and the Supplemental Retirement Plan) with an additional 25 years of service, reduced by the annual benefit he will receive from the Employee Pension Plan and non-qualified plans. Mr. White's annual benefit will be further reduced by $111,528. Mr. White was 50% vested in this additional benefit as of September 12, 1995 (his date of hire), and his vesting percentage increases by 10% each year to 100% vesting in this additional non-qualified plan benefit after five years of service.

    The Employee Pension Plan preserves and protects the benefits of any active participant in the plan whose employment by the Company is terminated within three years following a change in control of the Company. In the event of such a termination, the rights, expectancies, and the benefits of such participants (as in effect on the date of the change in control) may not be diminished through amendment or termination of the Employee Pension Plan after the change in control. Additionally, in the event the Employee Pension Plan is terminated within three years following a change in control, any funds remaining after the satisfaction of all liabilities under the plan will be allocated among participants in accordance with applicable United States Department of Labor regulations.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE-IN-CONTROL, AND OTHER
  AGREEMENTS

    The Company entered into a three-year employment agreement with Mr. White dated September 12, 1995 pursuant to which he serves as Chairman, President and Chief Executive Officer of the Company. The agreement is automatically extended for consecutive one-year periods unless either party gives at least 180 days notice of its intent not to renew. No such notice has been given by either party. Under the terms of the agreement, Mr. White receives a base salary (currently set at $830,000) subject to annual review and a target incentive payment of 100% of his base salary. In the event of termination by the Company of Mr. White's employment without cause or if he terminates employment for good reason (as defined), Mr. White will receive three times his base salary and target bonus, the fair market value of 72,000 shares of PE Biosystems Stock and 18,000 shares of Celera Genomics Stock, a pro rated incentive payment, and other specified benefits.

    The Company entered into an agreement with Mr. Winger dated June 3, 1997, as amended August 11, 1997, pursuant to which he serves as Senior Vice President and Chief Financial Officer of the Company. Under the terms of the agreement, Mr. Winger receives a minimum annual salary of $375,000 subject to annual review and a target incentive payment of 60% of his annual salary. He is also eligible to receive an annual restricted stock award which vests based on performance criteria related to the Company's cash flow. In consideration of certain benefits from his former employer that were forfeited upon his joining the Company, Mr. Winger also received a special one-time stock option grant of 15,000 shares of Old PE Stock which vests over a period of four years and a cash payment of $250,000. In the event that that the aggregate appreciation of these options does not equal $1,000,000 at the end of the four year period, the Company will pay Mr. Winger an amount equal to such shortfall. The agreement also provides that if Mr. Winger is terminated other than for cause he will receive two times his base salary and continuation of health benefits.

    The Company entered into an agreement with Dr. Venter during fiscal year 1999 in connection with the establishment of operations at the Celera Genomics Group. Under the terms of the agreement, Dr. Venter will, subject to his continued employment by the Company, be entitled to a cash payment of $1,525,000 for each of the four years ending June 30 from 1999 to 2002 in which the closing price of Celera Genomics Stock exceeds $17.12 per share.

    The Company has agreements with each of Messrs. White, Hunkapiller, Sawch, and Winger which provide that if, following a change in control, any of such persons leaves employment for good reason (as defined) or his employment is terminated without cause, he will generally be entitled to receive three times his base salary and average incentive compensation, full vesting of all restricted stock and stock options, and other specified benefits.

    The Company has entered into deferred compensation contracts with Dr. Hunkapiller and Mr. Sawch which, subject to certain conditions, provide for payments to be made for a maximum of ten years of $25,000 per year, commencing on retirement from the Company (or in the event of termination of employment for good reason (as defined) or without cause following a change in control of the Company). The annual payment may be reduced or forfeited if the recipient elects one of several optional forms of payment based on actuarial determinations, terminates employment prior to normal retirement age, or competes with the Company.

    Dr. Hunkapiller incurred indebtedness to the Company for the payment of taxes in connection with the vesting of shares of restricted stock during the fiscal year ended June 30, 1996. The largest aggregate amount of indebtedness outstanding during the 1999 fiscal year was $98,906, and the entire amount of indebtedness was repaid by Dr. Hunkapiller on August 23, 1999. The indebtedness was evidenced by a promissory note and secured by shares of stock. Interest was payable on the amount outstanding at the federal short-term rate required by
Section 7872 of the Internal Revenue Code, compounded semiannually.

    In fiscal year 1999, the Company entered into several agreements with The Institute for Genomic Research, a Maryland non-stock corporation ("TIGR"), in connection with the establishment of operations at the Celera Genomics Group. These agreements include a non-exclusive license agreement for access to TIGR's Human Gene Index database and the use of certain software developed by TIGR. The Company also granted TIGR an option to purchase 1,292,350 shares of Celera Genomics Stock in exchange for TIGR's agreement not to compete with the Celera Genomics Group in specified areas. The option was granted with an exercise price of $12.84 per share and expires on June 30, 2009. The Company has agreed to register these shares under the Securities Act of 1933. It is also contemplated that the Company will provide TIGR with access to certain of Celera Genomics' databases for internal research purposes in consideration for TIGR's transfer of certain intellectual property relating to genomic sequencing. Dr. Venter is Chairman of the Board of Trustees of TIGR, and his wife, Claire M. Fraser, is President of TIGR.

    Dr. Afeyan resigned as an executive officer of the Company on June 17, 1999 and as an employee on August 20, 1999. Under the terms of an employment agreement between Dr. Afeyan and PerSeptive Biosystems, Inc. dated January 17, 1997, as amended, Dr. Afeyan is entitled to severance payments equal to 24 months salary at his current rate of $349,800 per year, an amount equal to two times his cash bonus payment of $194,900 paid for fiscal year 1998, continuation of health insurance for a period of up to two years, and reimbursement of certain taxes related to these payments.

      PROPOSAL 2--RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the books, records, and accounts of the Company and its subsidiaries for the fiscal year ending June 30, 2000. This selection is being presented to the stockholders for ratification at the meeting.

    PwC has audited the Company's books annually since 1944. PwC has offices in or convenient to the localities in the United States and foreign countries where the Company or its subsidiaries operate, and is considered to be well qualified. If the stockholders do not ratify the selection of PwC, the selection of independent accountants will be reconsidered by the Audit Committee of the Board.

    A representative of PwC will attend the meeting, have the opportunity to make a statement, and be available to respond to appropriate questions.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

         PROPOSAL 3--APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

BACKGROUND AND REASONS FOR THE PROPOSAL

    For more than 40 years the Company has maintained a series of employee stock purchase plans to provide employees with an incentive to acquire an equity interest in the Company and to work effectively for its growth and prosperity. The most recent of these plans, the 1996 Employee Stock Purchase Plan, was approved by the stockholders in 1996 and provided for the grant of rights to purchase shares of stock to eligible employees during each of the years 1996 through 1999. No further offerings may be made under that plan after December 31, 1999. Accordingly, the Board believes that it is appropriate and in the best interest of the Company to adopt a new employee stock purchase plan to be effective in January 2000.

    A substantial number of the Company's employees have become, and continue to be, stockholders of the Company as a result of these plans. The Board believes that these plans have been mutually beneficial to employees as well as the Company and its stockholders because they have enhanced the interest of the employees in the continued success of the Company and further aligned the interests of employees and stockholders. In addition, the Board is of the opinion that employee stock purchase plans provide an effective aid in recruiting highly qualified and talented employees. For these reasons, the Board approved the adoption of a new plan known as the PE Corporation 1999 Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval of stockholders at the meeting.

    This summary highlights all material information from the Purchase Plan. To understand the Purchase Plan more fully, stockholders should read carefully the Purchase Plan attached to this proxy statement as Exhibit A.

SUMMARY OF THE PURCHASE PLAN

    SHARES SUBJECT TO THE PLAN; TERM. Subject to adjustment as provided below,1,000,000 shares of PE Biosystems Stock and 600,000 shares of Celera Genomics Stock will be available for issuance under the Purchase Plan. Shares delivered under the Purchase Plan may be newly issued shares or treasury shares.

    No offering may be made under the Purchase Plan after December 31, 2005. As of August 19, 1999, the fair market value of a share of PE Biosystems Stock was $63.25 and the fair market value of a share of Celera Genomics Stock was $22.625.

    ADMINISTRATION. The Purchase Plan will be administered by the Management Resources Committee of the Board (the "Committee"). The Committee has the discretion to interpret the Purchase Plan and make rules and regulations relating thereto. None of the members of the Committee are eligible to participate in the Purchase Plan.

    PARTICIPATION. All employees of the Company and designated subsidiaries on the date of each offering will be eligible to participate in the Purchase Plan. Directors who are not employees of the Company and any person who, after the grant of an option to purchase, would hold 5% or more of the total combined voting power or value of the Company will not be eligible to participate. As of August 19, 1999, approximately 2,800 domestic employees of the Company would be eligible to participate in the Purchase Plan. Up to approximately 1,300 non-domestic employees would be eligible to participate in the Purchase Plan if the Committee were to designate all majority-owned subsidiaries of the Company as participating subsidiaries.

    PURCHASES UNDER THE PURCHASE PLAN. The Company will make quarterly offerings to eligible employees of options to purchase shares of PE Biosystems Stock and Celera Genomics Stock on the first trading day of January, April, July, and October commencing January 2000. Each offering period will be for a period of three months from the date of offering, and each eligible employee as of the date of offering will be entitled to purchase shares of PE Biosystems Stock and/or Celera Genomics Stock at a purchase price for each class of stock equal to the lower of 85% of the fair market value of the class of stock on the first day of the offering period or 85% of the fair market value of the class of stock on the last day of the offering period.

    Participating employees can set aside up to 10% of their compensation in each offering period for the purchase of PE Biosystems Stock and/or Celera Genomics Stock. No eligible employee can elect a payroll deduction at a rate that would cause him or her to purchase more than $25,000 of Common Stock in any calendar year.

    A participating employee will have none of the rights or privileges of a stockholder of the Company (including the right to receive dividends) until the shares purchased under the Purchase Plan are fully paid for and issued.

    WITHDRAWAL. A participating employee may (1) direct the Company to make no further deductions from his or her compensation or (2) cancel his or her option to purchase shares of stock. If the employee has directed that payroll deductions be discontinued, any sums deducted will be retained by the Company until the end of the offering period, at which time the employee will receive that number of whole and fractional shares which can be purchased with the amount so retained. If the employee has directed that the option be canceled, the Company will, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such employee's account.

    TERMINATION OF EMPLOYMENT. If the employment of a participating employee is terminated because of total and permanent disability, retirement, or death, the employee or his or her legal representative may either (1) cancel the option to purchase and, as soon as practicable thereafter, receive a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering, or (2) elect to receive at the end of the offering period that number of whole and fractional shares of stock which such payroll deductions will purchase.

    If the employment of a participating employee is terminated for any other reason, the employee will receive, as soon as practicable thereafter, a cash refund, without interest, of all payroll deductions credited to his or her account with respect to the offering.

    TRANSFERABILITY. A participating employee's rights under the Purchase Plan are exercisable, during his or her lifetime, only by such employee and may not be transferred in any manner. After the death of a participating employee, his or her rights may be transferred pursuant to the laws of descent and distribution.

    TERMINATION AND AMENDMENT. The Committee may terminate the Purchase Plan at any time or make any amendment or modification it deems advisable.

    ADJUSTMENTS. The Purchase Plan provides that the Committee may adjust, as it deems appropriate, the number and class of shares available under the Purchase Plan to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of participation in the Purchase Plan. THIS SUMMARY IS NOT A COMPLETE ANALYSIS OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO PARTICIPANTS AND THE COMPANY AND DOES NOT DESCRIBE TAX CONSEQUENCES BASED ON PARTICULAR CIRCUMSTANCES. FOR THESE REASONS, PARTICIPANTS SHOULD CONSULT WITH A TAX ADVISOR AS TO ANY SPECIFIC QUESTIONS REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PURCHASE PLAN.

    It is intended that the option to purchase shares of stock granted under the Purchase Plan will constitute an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. If shares are purchased under the Purchase Plan, and no disposition of these shares is made within two years of the date of grant of the option nor within one year after the purchase of the shares, then no income will be realized by the employee at the time of the transfer of the shares to such employee. If an employee dies while owning the shares, no income will be realized at the time of the transfer. Further, when an employee sells or otherwise disposes of the shares, there will be included in his or her income, as compensation, an amount equal to the lesser of:

    - the amount by which the fair market value of the shares on the first day of the offering period exceeds the purchase price for the shares, or

    - the amount by which the fair market value at the time of disposition or death exceeds the purchase price per share.

Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such shares.

    If an employee disposes of the shares within either the two-year or one-year period referred to above, he or she will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option. Any difference between the amount received upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

    No deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option to purchase shares under the Purchase Plan, provided there is no disposition of shares by a participating employee within either the two-year or the one-year period referred to above. If there is a disposition of shares within either of these periods, the Company will be entitled to a deduction in the same amount and at the same time that the employee realizes ordinary income.

NEW PLAN BENEFITS

    Participation in the Purchase Plan is voluntary and each eligible employee will make his or her own election whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Purchase Plan.

VOTE REQUIRED FOR APPROVAL

    Approval of the Purchase Plan requires the favorable vote of a majority of votes present in person or by proxy at the meeting. The Board has carefully considered the Purchase Plan and believes that approval of this proposal is in the best interests of the Company and its stockholders.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

 PROPOSALS 4 AND 5--APPROVAL OF AMENDMENTS TO THE PE CORPORATION/PE BIOSYSTEMS
                                     GROUP
     1999 STOCK INCENTIVE PLAN AND THE PE CORPORATION/CELERA GENOMICS GROUP
                           1999 STOCK INCENTIVE PLAN

BACKGROUND AND REASONS FOR THE PROPOSALS

    Proposal 4 pertains to amendments to the PE Corporation/PE Biosystems Group 1999 Stock Incentive Plan (the "PE Biosystems Plan") and Proposal 5 pertains to amendments to the PE Corporation/Celera Genomics Group 1999 Stock Incentive Plan (the "Celera Genomics Plan"). Those plans and amendments are identical except as noted below. (The PE Biosystems Plan and the Celera Genomics Plan are sometimes referred to collectively as the "Incentive Plans.")

    The Board believes that these amendments are necessary for the Company to continue to provide the incentives necessary to attract and retain highly qualified and talented individuals. In particular, the prevailing compensation practices of technology companies with whom the Company must compete for employees has necessitated that it provide broader grants of stock options within the Company. In addition, the Board has granted stock options to all employees of Celera Genomics to provide incentives similar to those of a start-up company. Consequently, as of August 19, 1999, approximately 1.7 million shares of PE Biosystems Stock remained available for the grant of new awards under the PE Biosystems Plan and approximately 925,000 shares of Celera Genomics Stock remained available for the grant of new awards under the Celera Genomics Plan.

    The Company believes that the amendments will promote the interests of the Company and its stockholders by helping to attract and retain exceptional employees, officers, directors, and consultants, motivating the participants by means of stock options, restricted shares, and performance-related incentives to achieve long-term performance goals, and enabling the employees, officers, directors, and consultants to participate in the Company's long-term growth and financial success.

SUMMARY OF PROPOSED AMENDMENTS

    The proposed amendments would amend each of the Incentive Plans to (1) permit the grant of stock options at greater than fair market value on the date of grant and (2) permit optionees to retain options following certain changes in their employment or consulting relationship with the Company at the discretion of the Committee. In addition, the amendments to the PE Biosystems Plan would also provide for an increase of 4,000,000 shares authorized for issuance under the PE Biosystems Plan, and the amendments to the Celera Genomics Plan would also provide for an increase of 650,000 shares authorized for issuance under the Celera Genomics Plan.

    The Company is not seeking any extension of the term of either Incentive
Plan.

SUMMARY OF THE INCENTIVE PLANS AS PROPOSED TO BE AMENDED

    This summary highlights all material information from the Incentive Plans. To understand the Incentive Plans more fully, stockholders should read carefully the Incentive Plans attached to this proxy statement as Exhibits B and C.

    SHARES SUBJECT TO THE PLANS. Subject to adjustment as discussed below, if the amendments are approved, an additional 4,000,000 shares of PE Biosystems Stock will be available for issuance under the PE Biosystems Plan and an additional 650,000 shares of Celera Genomics Stock will be available for issuance under the Celera Genomics Plan. Shares delivered under the Incentive Plans may be newly issued shares or treasury shares. As of August 19, 1999, the fair market value of a share of PE Biosystems Stock was $63.25 and the fair market value of a share of Celera Genomics Stock was $22.625.

    TYPES OF INCENTIVES.  Incentives granted under the Incentive Plans may be:

    - stock options, consisting of incentive stock options within the meaning of
      Section 422 of the Internal Revenue Code (the "Code") and non-qualified stock options (collectively, "Options");

    - shares of PE Biosystems Stock or Celera Genomics Stock, which may be subject to restrictions ("Employee Stock Awards");

    - shares of PE Biosystems Stock or Celera Genomics Stock subject to performance goals ("Performance Shares"); or

    - director stock awards, which will be shares of PE Biosystems Stock or Celera Genomics Stock subject to restrictions ("Director Stock Awards").

    ELIGIBILITY.  Under the terms of the Incentive Plans:

    - all regular salaried employees, including executive officers, may receive Options, Employee Stock Awards, and Performance Shares (collectively, "Employee Awards");

    - all consultants performing significant services may receive non-qualified stock options; and

    - all non-employee directors may receive non-qualified stock options and Director Stock Awards.

    As of August 19, 1999, approximately 4,120 employees, consultants, and directors were eligible to participate in the Incentive Plans.

    ADMINISTRATION. The Incentive Plans are administered by the Management Resources Committee (the "Committee") of the Board, all of the members of which qualify as outside directors as defined under Section 162(m) of the Code and non-employee directors as defined under Rule 16b-3 of the Securities Exchange Act of 1934. The Committee determines, subject to the terms of the Incentive Plans, the employees, non-employee directors, and consultants to whom, and the time or times at which, it will grant awards, as well as the terms and provisions of each award.

    STOCK OPTIONS. Under the proposed amendments, the purchase price of a share of PE Biosystems Stock or Celera Genomics Stock covered by an Option will be not less than 100% of the fair market value of the underlying stock on the date of the grant. The Incentive Plans currently require that the purchase price be equal to the fair market value of the underlying stock on the date of grant. The vesting period and all other terms and conditions of each Option are determined by the Committee, except that each Option will expire not more than ten years from the date of grant.

    If the employment of an employee, the service of a non-employee director, or the service of a consultant to whom an Option has been granted is terminated, other than by reason of retirement, disability, or death, the employee, non-employee director, or consultant may exercise the Option, to the extent that such person would be entitled to do so at the termination date, for 30 days after the termination, but not after the Option expires.

    If an employee to whom an Option has been granted retires from the Company under any pension plan provided by the Company or if an employee or a consultant to whom an Option has been granted becomes totally and permanently disabled, the Option may be fully exercised without regard to the period of continuous employment or service at any time: (1) in the case of an incentive stock option, within three months after retirement or disability, but not after the Option expires; or (2) in the case of a non-qualified stock option, within one year after retirement or disability, but not after the Option expires. If a non-employee director (1) retires from the Board on reaching normal retirement age, (2) resigns or declines to stand for reelection with the approval of the Board, or (3) becomes totally and permanently disabled, the Option may be fully exercised, without regard to the period of continuous service, at any time within three years after retirement, resignation, or disability, but not after the Option expires.

    If an employee, non-employee director, or consultant to whom an Option has been granted dies while employed by or engaged to provide services or while serving as a member of the Board, the Option may be exercised to the extent that such person was entitled to do so at the date of death by his or her executor or administrator or other person at the time entitled by law to the employee's, non-employee director's, or consultant's rights under the Option. The person exercising the Option must do so within one year after the death, but not after the Option expires.

    Options will be exercisable only by the optionee or his or her guardian or legal representative, and may not be transferred, except under a domestic relations order. However, the Committee may, in its sole discretion, permit an optionee to transfer a non-qualified stock option to (1) a member of the optionee's immediate family, (2) a trust, the beneficiaries of which consist only of members of the optionee's immediate family, or (3) a partnership, the partners of which consist only of members of the optionee's immediate family. After the death of an optionee, the Option may be transferred pursuant to the laws of descent and distribution.

    A condition to the exercise of an Option following termination of employment or service is that the optionee has not (1) rendered services or engaged directly or indirectly in any business which, in the opinion of the Committee, competes with or is in conflict with the interests of the Company, or (2) violated any written agreement with the Company. An optionee's violation of either of these conditions will result in the forfeiture of all Options held.

    Except as discussed below, no one individual may be granted an Option or Options under either Incentive Plan during any fiscal year for an aggregate number of shares of stock which exceeds 10% of the total number of shares reserved for issuance under the respective Incentive Plan. The Celera Genomics Plan permitted the grant during fiscal year 1999 of Options to the President of the Celera Genomics Group representing up to 30% of the total number of shares reserved for issuance under that plan.

    EMPLOYEE STOCK AWARDS. Employee Stock Awards may be subject to restrictions, as determined by the Committee. Until those conditions are met, the recipient may not sell, transfer, or otherwise dispose of the shares. Recipients of Employee Stock Awards will otherwise be entitled to the rights of a stockholder with respect to the shares of stock subject to Employee Stock Awards as the Committee may determine, including the right to vote and receive dividends and other distributions made with respect to the stock.

    If a recipient of an Employee Stock Award terminates employment before any applicable restrictions lapse, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than for cause, the Committee may, in its sole discretion, remove restrictions on all or a portion of the stock subject to the Employee Stock Award.

    Subject to adjustment as discussed below and after giving effect to the two-for-one split of PE Biosystems Stock in July 1999, no employee may receive an Employee Stock Award under the PE Biosystems Plan representing more than 80,000 shares of PE Biosystems Stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Employee Stock Awards under the PE Biosystems Plan is 160,000. Subject to adjustment as discussed below, no employee may receive an Employee Stock Award under the Celera Genomics Plan representing more than 40,000 shares of Celera Genomics Stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Employee Stock Awards under the Celera Genomics Plan is 80,000.

    PERFORMANCE SHARES. Performance Shares will be subject to the attainment of performance goals within the meaning of Section 162(m) of the Code and the regulations thereunder. These performance goals could relate to stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee, and the period in which these goals are to be met will not be less than one year. Certificates representing Performance Shares will be registered in the name of the award recipient but remain in the physical custody of the Company until the Committee has determined that the performance goals have been attained and other stock restrictions have been satisfied. Until Performance Shares are delivered to an award recipient, the recipient may not sell, transfer, or otherwise dispose of those shares. Recipients of Performance Shares will be entitled to such other rights of a stockholder with respect to Performance Shares as the Committee determines, including the right to vote and receive dividends and other distributions.

    If a recipient of Performance Shares terminates employment by reason of death, total and permanent disability, retirement, resignation, or discharge from employment other than for cause before all applicable performance goals have been attained, the Committee may, in its sole discretion, remove restrictions on all or a portion of the Performance Shares or determine that the performance objectives with respect to all or a portion of the Performance Shares have been attained. However, the Committee may not exercise its discretion to the extent that it would cause the award of Performance Shares not to qualify as performance-based compensation under Section 162(m) of the Code.

    Subject to adjustment as discussed below and after giving effect to the PE Biosystems Stock split, no employee may receive Performance Shares under the PE Biosystems Plan representing more than 200,000 shares of PE Biosystems Stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Performance Shares under the PE Biosystems Plan is 800,000. Subject to adjustment as discussed below, no employee may receive Performance Shares under the Celera Genomics Plan representing more than 100,000 shares of Celera Genomics Stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Performance Shares under the Celera Genomics Plan is 400,000.

    DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board, each non-employee director will automatically be granted a Director Stock Award of 600 shares of PE Biosystems Stock (after giving effect to the PE Biosystems Stock split) under the PE Biosystems Plan and 150 shares of Celera Genomics Stock under the Celera Genomics Plan, in each case subject to adjustment as provided below. Non-employee directors elected other than at an annual meeting will be granted a pro rata portion of such shares. Each Director Stock Award will vest on the date immediately preceding the first annual meeting of stockholders next following the date of grant, provided that the holder continues to serve as a member of the Board as of that date.

    Except as set forth below, the holder of a Director Stock Award will be entitled to all rights of a stockholder with respect to the shares of PE Biosystems Stock or Celera Genomics Stock issued under the Director Stock Award, including the right to receive dividends and to vote the shares. However, stock dividends paid on the shares will be restricted to the same extent as the shares underlying the Director Stock Award. Prior to vesting, the shares of stock issued under a Director Stock Award may not be sold, transferred, or otherwise disposed of.

    If a non-employee director to whom a Director Stock Award has been granted ceases to serve as a director as a result of death, retiring from the Board upon reaching normal retirement age, becoming totally and permanently disabled, or resigning with the approval of the Board, all shares subject to the Director Stock Award will be fully vested as of the date of termination of service.

    Non-employee directors will be permitted to defer receipt of their Director Stock Awards. Deferred awards will be credited to a bookkeeping account and those awards will be deemed invested in stock units, each unit representing one share of PE Biosystems Stock or Celera Genomics Stock. As dividends are paid, a corresponding number of additional units will be credited to the director's deferral account. A non-employee director who defers receipt of a Director Stock Award will only have voting rights with respect to the Director Stock Award at such time as he or she receives an actual distribution of the stock.

    CHANGE OF CONTROL. All outstanding Options granted under the Incentive Plans will become fully and immediately exercisable, all restrictions on Employee Stock Awards and awards of Performance Shares will immediately terminate, all performance objectives applicable to awards of Performance Shares will be deemed attained, and all Director Stock Awards will become fully vested if:

    - a tender offer or exchange offer, other than an offer by the Company, is made for common stock representing more than 25% of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors;

    - any person acquires common stock representing more than 25% of such combined voting power;

    - a majority of the incumbent directors ceases to remain on the Board; or

    - the stockholders approve the sale of all or substantially all of the stock or assets of the Company.

    The last three of the foregoing events are defined as a "change of control" under the Incentive Plans.

    TERMINATION AND AMENDMENT; NO REPRICING. No award may be made under the Incentive Plans after March 31, 2004. The Board may at any time prior to that date terminate either of the Incentive Plans or make any amendment or modification it deems advisable. However, any such amendments will require stockholder approval if they would (1) increase the aggregate number of shares which may be issued, (2) materially modify the eligibility requirements for participation, or (3) materially increase the benefits accruing to participants under the Plan.

    The Committee may amend the terms of any outstanding Option or Award at any time in its discretion in any manner it deems appropriate, including accelerating the date of exercise of any award, terminating restrictions, or converting an incentive stock option into a non-qualified stock option. However, no amendment may adversely affect in any material manner any right of any recipient without his or her consent. In addition, the Committee may not (1) amend any previously issued award of Performance Shares to the extent that the amendment would cause the award not to qualify as performance-based compensation under Section 162(m) of the Code, or (2) amend any previously issued Option to reduce the purchase price, whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option with a reduced purchase price.

    ADJUSTMENTS BY THE COMMITTEE. The Incentive Plans provide that the Committee may adjust, as it deems appropriate, the maximum number of shares that may be subject to Options or Awards, and the terms of any outstanding Options or Awards under the Incentive Plans, to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations or other similar events.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of awards granted under the Incentive Plans. THIS SUMMARY IS NOT A COMPLETE ANALYSIS OF ALL POTENTIAL TAX

CONSEQUENCES RELEVANT TO PARTICIPANTS AND THE COMPANY AND DOES NOT DESCRIBE TAX CONSEQUENCES BASED ON PARTICULAR CIRCUMSTANCES. FOR THESE REASONS, PARTICIPANTS SHOULD CONSULT WITH A TAX ADVISOR AS TO ANY SPECIFIC QUESTIONS REGARDING THE TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE INCENTIVE PLANS.

    INCENTIVE STOCK OPTIONS. If the Company issues shares to an employee upon the exercise of an incentive stock option granted under the Incentive Plans during the employee's employment or within three months after the employee's termination of employment, then:

    - the employee will not recognize income at the time of the grant of the incentive stock option or upon exercise of the incentive stock option;

    - the Company will not be allowed a federal income tax deduction in connection with the grant or exercise of the incentive stock option; and

    - upon a sale or exchange of the shares after the later of (1) one year from the date of transfer of the shares to the employee or (2) two years from the date of grant of the incentive stock option, any amount received by the employee in excess of the incentive stock option price will be taxed to the employee as a capital gain, and any loss sustained by the employee will be a capital loss. The capital gain, if any, from sales or exchanges of shares is subject to tax at various rates depending upon the length of time the shares were held, the date of disposition, and the income tax bracket of the employee.

    If the shares are disposed of before the holding period requirements are satisfied, then:

    - the employee will recognize ordinary income in the year of disposition in an amount (1) equal to the excess, on the date of exercise of the incentive stock option, of the fair market value of the shares received over the option price paid, but (2) limited to the excess of the amount received on the sale over the option price if the amount received is less than the fair market value on the date of exercise;

    - the Company will be entitled to a deduction for the year equal to the ordinary income recognized by the employee; and

    - the employee will have capital gain or loss equal to the difference between (1) the amount received by the employee upon the sale or exchange of the shares and (2) the option price paid by the employee increased by any ordinary income recognized.

    NON-QUALIFIED STOCK OPTIONS. An employee, consultant, or director to whom a non-qualified stock option is granted will not recognize income at the time the option is granted. When the employee, consultant, or director exercises the option, he or she will recognize ordinary income equal to the excess, if any, of the fair market value, as of the date of exercise, of the shares received over the option price paid. Subject to the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction equal to the ordinary income recognized by the employee, consultant, or director. Any compensation included in an employee's gross income will be subject to federal employment taxes. Upon the sale of shares acquired through the exercise of a non-qualified stock option, the employee, consultant, or director will have capital gain or loss equal to the difference between (1) the amount received by the employee upon the sale or exchange of the shares and (2) the option price paid by the employee increased by any ordinary income recognized.

    EMPLOYEE STOCK AWARDS. No taxable income will be recognized by an employee upon the grant of an Employee Stock Award that is subject to a substantial risk of forfeiture unless the employee makes the election under Section 83(b) of the Code referred to in the next paragraph. If the employee does not make an election, he or she will recognize ordinary income at the time his or her interest in the shares is either transferable or no longer subject to a substantial risk of forfeiture (the "Section 83 Restrictions"). The amount of this ordinary income will be equal to the excess, if any, of the fair market value of the shares received at the time of the lapse of the Section 83 Restrictions over the amount, if any, the employee paid for the shares. The employee's tax basis in the shares received at the lapse of the Section 83 Restrictions will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized. Dividends paid on shares while they are subject to the Section 83 Restrictions will be taxable as ordinary compensation income and not as dividends.

    An employee receiving shares under an Employee Stock Award may elect under
Section 83(b) of the Code to be taxed at the time the employee receives the shares in an amount equal to the fair market value of the shares received, determined without regard to the Section 83 Restrictions, at the time of transfer less the purchase price, if any, paid for the shares. The employee's tax basis in the shares will be the fair market value of the shares at the time the shares are received. If a Section 83(b) election is made, dividends paid on these shares will not be taxable as compensation income but will be taxable as dividends, and no additional compensation income will be recognized when the
Section 83 Restrictions lapse or are released. Employees should consult a tax advisor regarding the possible use of a Section 83(b) election, which must be made within 30 days following the transfer of the shares.

    PERFORMANCE SHARES. Generally, no income will be recognized by an employee upon the grant of Performance Shares and instead the employee will recognize ordinary income at the time the Performance Shares vest or are no longer subject to a substantial risk of forfeiture. The income will be equal to the excess, if any, of the fair market value of the shares at the time they become vested or non-forfeitable over the amount, if any, the employee paid for the shares. If the employee is entitled to receive dividends on the shares prior to the time they vest or become non-forfeitable, the dividends will be taxable as ordinary compensation income and not as dividends. The employee's tax basis in the shares will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized with respect to the shares.

    An employee receiving Performance Shares may elect under Section 83(b) of the Code to be taxed at the time the employee receives the shares. If a Section 83(b) election is made, dividends paid on the shares will not be taxable as compensation income but will be taxable as dividends and no additional compensation income will be recognized when the shares vest or become non-forfeitable. Employees should consult a tax advisor regarding the possible use of a Section 83(b) election, which must be made within 30 days following the receipt of a Performance Share award.

    DIRECTOR STOCK AWARDS. No taxable income will be recognized by a non-employee director upon the grant of a Director Stock Award unless he or she makes the election under Section 83(b) referred to above. If no election is made, the director will recognize ordinary income at the time his or her interest in the shares vests or is no longer subject to a substantial risk of forfeiture. The amount of ordinary income will be equal to the excess, if any, of the fair market value of the shares received at such time over the amount, if any, the director paid for the shares. Dividends paid on shares while they are subject to a substantial risk of forfeiture will be taxable as ordinary income and not as dividends. The director's tax basis in the shares received will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized.

    If a Section 83(b) election is made, dividends paid on the shares will not be taxable as ordinary income but will be taxable as dividends and no additional ordinary income will be recognized when the shares vest. Directors should consult a tax advisor regarding the possible use of a Section 83(b) election, which must be made within 30 days following the transfer of the shares.

    DEFERRALS. In general, a non-employee director who elects to defer a Director Stock Award will not be subject to current federal income tax on the award, or related earnings, until it is distributed. Deferred compensation distributed under the Incentive Plans will be taxed as ordinary income and not as capital gains.

    LIMITS ON DEDUCTIONS. Under Section 162(m) of the Code, compensation paid to the Company's chief executive officer and the four other most highly paid executive officers in a particular year is limited to $1 million per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1 million limitation. The Company's ability to deduct compensation paid to any other executive officer or employee is not affected by this provision. As noted above under "EXECUTIVE COMPENSATION--REPORT OF THE MANAGEMENT RESOURCES COMMITTEE," the Committee generally seeks to maximize the deductibility of compensation paid to its executive officers. However, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

PLAN BENEFITS

    Because employee awards under the Incentive Plans are discretionary, it is not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Incentive Plans. Awards of Options to non-employee directors are also discretionary. However, it is expected that each non-employee director will receive on the date of the meeting as part of his or her regular compensation a grant of Options to purchase 3,000 shares of PE Biosystems Stock and 750 shares of Celera Genomics Stock. In addition, each non-employee director will receive on such date Director Stock Awards of 600 shares of PE Biosystems Stock and 150 shares of Celera Genomics Stock. See "PROPOSAL 1--ELECTION OF DIRECTORS--COMPENSATION OF DIRECTORS," ABOVE.

VOTE REQUIRED FOR APPROVAL

    Approval of each proposal requires the favorable vote of a majority of votes present in person or by proxy at the meeting. The Board has carefully considered the amendments to the Incentive Plans and believes that approval of these proposals is in the best interests of the Company and its stockholders.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THESE
PROPOSALS.

                                 OTHER BUSINESS

    As of the date of this proxy statement, the Company does not know of any matter to be brought before the meeting other than those described in this proxy statement. If any other matters properly come before the meeting, the persons named as proxies on the accompanying proxy card will vote thereon in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

    Any stockholder who wishes to submit a proposal to be included in the proxy statement for the Company's 2000 annual meeting must deliver the proposal to the Company no later than May 13, 2000. All proposals should be sent in writing to the Secretary of the Company, 761 Main Avenue, Norwalk, Connecticut, 06859-0313, and must include specified information about the proposal and stockholder required by the SEC.

    The Company's By-laws also provide that any stockholder who intends to present a nomination for a directorship or a proposal for action at any annual meeting of stockholders must give advance notice of such proposal together with certain specified information. These requirements are separate and apart from and in addition to the SEC requirements noted above that a stockholder must meet in order to have a proposal included in the Company's proxy materials. In general, the advance notice must be given to the Secretary of the Company not less than 45 days or more than 75 days prior to the first anniversary of the date on which proxy materials for the preceding year's annual meeting are first mailed to stockholders. In the case of the 2000 annual meeting, this advance notice must be received no earlier than June 28, 2000 or later than July 27, 2000. The Company will have discretionary authority to vote on any stockholder proposals presented at the 2000 annual meeting which do not comply with these notice requirements. Additional information regarding the submission of stockholder proposals may be obtained by writing to the Secretary of the Company at the address set forth above.

                                          By Order of the Board of Directors,
                                          William B. Sawch
                                          SECRETARY
                                          Norwalk, Connecticut
                                          September 10, 1999

                                                                       EXHIBIT A

                                 PE CORPORATION
                       1999 EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE OF THE PLAN.

    The purpose of the PE Corporation 1999 Employee Stock Purchase Plan (the "Plan") is to provide an incentive for Eligible Employees to continue to devote their best efforts to the success of the Corporation, and to afford such employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Corporation through ownership of its Common Stock acquired in a convenient fashion.

2. DEFINITIONS.

    As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

    2.1 "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

    2.2 "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

    2.3 "CELERA STOCK" means the PE Corporation--Celera Genomics Group Common Stock, par value $.01 per share.

    2.4 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    2.5 "COMMITTEE" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby.

    2.6 "COMMON STOCK" means Celera Stock and PE Biosystems Stock and either of them as the context requires.

    2.7 "COMPENSATION" means the regular basic wage or salary, including commissions, paid to an Eligible Employee by the Corporation and any amount which is contributed by the Corporation pursuant to a salary reduction agreement and which is not includable in the gross income of the Eligible Employee under Sections 125 and 402(g) of the Code or because it is made to a deferred compensation plan sponsored by the Corporation. Bonus, payment for overtime, or other special payments shall not be considered as part of Compensation.

    2.8 "CORPORATION" means PE Corporation and such of its Subsidiaries existing as of the effective date of the Plan or thereafter acquired as may be designated from time to time by the Committee.

    2.9 "DATE OF OFFERING" means the first date in the applicable Purchase Period on which sales of Common Stock are made on a national securities exchange unless another date is specified by the Committee.

    2.10 "ELIGIBLE EMPLOYEE" means any person who is an employee of the Corporation on a Date of Offering during the term of the Plan. Directors of the Corporation who are not employees and any employee who, immediately after the grant of an option hereunder, would own (within the meaning of Section 424(d) of the Code) Common Stock (including stock which such employee may purchase under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Corporation or of a Subsidiary, shall be ineligible to participate in the Plan.

    2.11 "FAIR MARKET VALUE" means the simple average of the high and low sales prices of a share of Celera Stock or PE Biosystems Stock, as the case may be, as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

    2.12 "OFFERING PRICE" means the lower of (a) 85% of the Fair Market Value of a share of Celera Stock or PE Biosystems Stock, as the case may be, on the applicable Date of Offering, and (b) 85% of the Fair Market Value of a share of such class of Common Stock on the last day of the applicable Purchase Period on which sales of such class of Common Stock are made on a national securities exchange unless another date is specified by the Committee.

    2.13 "PARTICIPATING EMPLOYEE" means an Eligible Employee who has accepted all or any part of an option to purchase shares of Celera Stock, PE Biosystems Stock, or any combination thereof under an offering pursuant to Section 7 hereof.

    2.14 "PE BIOSYSTEMS STOCK" means the PE Corporation--PE Biosystems Group Common Stock, par value $.01 per share.

    2.15 "PURCHASE PERIOD" means each period of three calendar months commencing on January 1, April 1, July 1, and October 1.

    2.16 "SUBSIDIARY" means any corporation in respect of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock issued by such corporation.

3. SHARES RESERVED FOR THE PLAN.

    The aggregate number of shares of PE Biosystems Stock available for issuance under the Plan is One Million (1,000,000), subject to adjustment in accordance with Section 16 hereof. The aggregate number of shares of Celera Stock available for issuance under the Plan is Six Hundred Thousand (600,000), subject to adjustment in accordance with Section 16 hereof. Shares of Common Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, deliver treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

    If any option granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised, shares of Common Stock not issued under such option shall be available again for issuance under the Plan.

4. ADMINISTRATION OF THE PLAN.

    The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan. The Committee shall also have plenary authority in its discretion to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5. OFFERINGS.

    Subject to the terms and conditions of the Plan, the Corporation may make offerings to Eligible Employees to purchase shares of Common Stock under the Plan during each of the five calendar years commencing January 1, 2000.

6. AMOUNT OF COMMON STOCK EACH ELIGIBLE EMPLOYEE MAY PURCHASE.

    6.1 AMOUNT OF PURCHASE. Subject to the terms of the Plan, and as to each offering made hereunder, each Eligible Employee shall be offered an option to purchase that number of whole and fractional shares of Celera Stock and/or PE Biosystems Stock equal to (a) the total amount accumulated in such Eligible Employee's account established pursuant to Section 8 hereof with respect to such offering as of the last day of the applicable Purchase Period divided by (b) the Offering Price of the Celera Stock or PE Biosystems Stock, as the case may be.

    6.2 LIMITATIONS ON PURCHASES. No Eligible Employee shall be granted an option to purchase shares of Common Stock under all employee stock purchase plans (to which Section 423 of the Code is applicable) of the Corporation and its subsidiaries at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined as of the date of grant of such option) for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

7. METHOD OF PARTICIPATION.

    7.1 NOTICE OF OFFERING. The Committee shall give notice to each Eligible Employee of each offering under the Plan and the terms and conditions of such offering.

    7.2 ELECTION BY ELIGIBLE EMPLOYEES. Each Eligible Employee who desires to accept all or any part of the option to purchase shares of Common Stock under an offering shall signify his or her election to do so in the form and manner prescribed by the Committee. Each such Eligible Employee shall also authorize the Corporation to make payroll deductions in accordance with Section 8 hereof to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option. Such election and authorization shall continue in effect for each subsequent offering unless at least ten (10) days prior to the first day of the next succeeding Purchase Period the Eligible Employee withdraws from the Plan or terminates employment with the Corporation, as hereinafter provided, or elects a different rate of payroll deductions in the form and manner prescribed by the Committee.

8. PAYROLL DEDUCTIONS.

    8.1 PAYROLL DEDUCTIONS. Each Participating Employee shall authorize the Corporation, in the form and manner prescribed by the Committee, to make payroll deductions equal to any whole percentage of such Eligible Employee's Compensation up to a maximum of 10% to cover the aggregate purchase price of those shares in respect of which he or she has elected to accept an option. Payroll deductions shall be deducted from such Participating Employee's compensation through regular payroll deductions, and shall commence as soon as practicable following the applicable Date of Offering and shall continue for the duration of the Purchase Period. A separate bookkeeping account shall be maintained by the Corporation for each Participating Employee, and the amount of each Participating Employee's payroll deductions shall be credited to such account.

    8.2 CONFLICTS WITH LAW. If any law, rule, or regulation applicable to any Eligible Employee prohibits the use of payroll deductions for purposes of the Plan, or if such deductions impair or hinder the operation of the Plan, an alternative method of payment approved by the Committee may be substituted for such Eligible Employee.

9. EXERCISE OF OPTION AND PURCHASE OF SHARES.

    9.1 EXERCISE OF OPTION. Unless a Participating Employee has subsequently withdrawn from the offering pursuant to Section 12 hereof, such Participating Employee's option shall be deemed to have been automatically exercised as of the last day of the applicable Purchase Period and become on such date an irrevocable obligation to purchase shares of Common Stock in accordance with the provisions of the Plan. The number of whole and fractional shares of Celera Stock and/or PE Biosystems Stock so purchased by each such Participating Employee shall be determined by dividing (a) the amount accumulated in such Participating Employee's account by payroll deductions with respect to the offering of such class of Common Stock by (b) the Offering Price of Celera Stock or PE Biosystems Stock, as the case may be.

    9.2 OVERSUBSCRIPTION. In the event that, with respect to any offering hereunder, Participating Employees become entitled to purchase more shares of Celera Stock or PE Biosystems Stock than the number of shares of such class of Common Stock then available for issuance under the Plan, the aggregate number of shares of such class of Common Stock then available shall be apportioned among Participating Employees on a pro rata basis in accordance with the number of shares of such class of Common Stock actually subscribed for by each such Participating Employee, except that subscriptions to purchase one share shall, to the extent possible, be honored in full.

10. ISSUANCE OF SHARES.

    All full and fractional shares of Common Stock purchased by a Participating Employee under the Plan shall be issued in book entry form and credited to an account established in such Participating Employee's name at a stock brokerage or other financial services company designated by the Committee. Alternatively, the Committee may, in its sole discretion, cause the Corporation to issue a certificate to a Participating Employee for the number of whole shares of Common Stock purchased by such Participating Employee. In such event, the Corporation shall pay to such Participating Employee an amount in cash equal to any fractional share multiplied by the Fair Market Value of a share of Common Stock on the date as of which the payment is made.

11. RIGHTS AS A STOCKHOLDER.

    No Participating Employee shall be entitled to any rights or privileges of a stockholder of the Corporation, including the right to receive any dividends which may be declared on shares of Common Stock, until such time as the full purchase price of such Participating Employee's shares has been paid and shares have been issued to or for the account of such Participating Employee in accordance with Section 10 hereof.

12. WITHDRAWALS.

    12.1 RIGHT TO WITHDRAWAL. No later than ten (10) days prior to the end of the Purchase Period with respect to any offering, a Participating Employee may, by filing an appropriate notice with the Committee, direct the Corporation to
(a) make no further deductions from his or her Compensation with respect to such offering, or (b) cancel his or her entire option under such offering. Such notice shall be irrevocable. As soon as practicable following receipt of such notice, the Corporation shall cease all payroll deductions with respect to such offering by such Participating Employee. If the employee has directed that payroll deductions be discontinued, any sums theretofore deducted in respect of the offering shall, subject to the provisions of Section 13 hereof, be retained by the Corporation until the end of the applicable Purchase Period, at which time there shall be issued to or for the account of the employee that number of whole and fractional shares which can be purchased with the sum deducted. If the employee has directed that his or her option be canceled, the Corporation shall, as soon as practicable following receipt of such notice, refund in cash, without interest, all amounts credited to the account of such employee with respect to the applicable offering.

    12.2  WAIVER OF WITHDRAWAL RIGHT. Notwithstanding the provisions of Section
12.1 above, a Participating Employee may, at any time prior to the expiration of any Purchase Period, irrevocably elect to waive both the right to direct the Corporation to make no further deductions from such Participating Employee's Compensation with respect to any option granted hereunder and the right to cancel the entire option, which election shall be made by the filing of an appropriate notice to such effect with the Committee. Upon the filing of such a notice, such Participating Employee shall be irrevocably obligated to purchase all of the shares of Common Stock covered by the option to which such notice relates.

13. TERMINATION OF EMPLOYMENT.

    13.1 DEATH, DISABILITY, OR RETIREMENT. In the event that the employment of a Participating Employee is terminated prior to the end of a Purchase Period because of total and permanent disability, retirement, or death, such Participating Employee or his or her legal representative, as applicable, may either:

        (a) cancel his or her entire option with respect to such offering, in which event the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee's account with respect to such offering; or

        (b) elect to receive at the conclusion of the applicable Purchase Period that number of whole and fractional shares of Common Stock which such Participating Employee's payroll deductions actually made are sufficient to purchase.

    13.2 ELECTION. The election of a Participating Employee or his or her legal representative, as applicable, pursuant to Section 13.1 above, shall be made not later than ten (10) days prior to the end of the applicable Purchase Period. Notification of the election shall be filed in the form and manner prescribed by the Committee and, in the event that no notification has been filed within the prescribed period, the Corporation shall act in accordance with Section 13.1(a) above.

    13.3 OTHER TERMINATION OF EMPLOYMENT. In the event that the employment of a Participating Employee is terminated for any reason other than those specified in Section 13.1 above, the Corporation shall, as soon as practicable thereafter, refund in cash, without interest, all amounts credited to such Participating Employee's accounts under the Plan.

    13.4 TEMPORARY ABSENCE. In the event that the payroll deductions of a Participating Employee are temporarily discontinued because of leave of absence, temporary disability, or other similar reasons, then the number of shares of Common Stock subject to purchase by such Participating Employee in any offering shall be automatically reduced to that number of whole and fractional shares which his or her aggregate payroll deductions actually made within the Purchase Period are sufficient to purchase. Notwithstanding the foregoing, such Participating Employee may make arrangements to pay to the Corporation an amount equal to the amount which was not subject to payroll deductions by reason of the temporary discontinuance thereof, and, in that event, such Participating Employee shall then be entitled to purchase the total number of shares of Common Stock for which he or she has accepted an option provided that full payment for all such shares is made not later than the last day of the applicable Purchase Period.

14. RIGHTS NOT TRANSFERABLE.

    A Participating Employee's rights under the Plan are exercisable, during his or her lifetime, only by such Participating Employee and may not be sold, pledged, assigned, or transferred in any manner. Any attempt to sell, pledge, assign, or transfer such rights shall be void and unenforceable against the Corporation or any affiliate. After the death of a Participating Employee, such Participating Employee's rights may be transferred pursuant to the laws of descent and distribution.

15. NO RIGHT TO CONTINUED EMPLOYMENT.

    Nothing contained in the Plan shall confer upon any employee the right to continue in the employ of the Corporation or any Subsidiary or interfere with the right of the Corporation or such Subsidiary to terminate such employee's employment at any time.

16. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

    Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Celera Stock or PE Biosystems Stock, as the case may be, by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan and the number and class of shares under option but not yet issued under the Plan shall be adjusted in such manner as the Committee in its discretion deems appropriate.

17. TERMINATION AND AMENDMENT OF THE PLAN.

    The Committee may terminate the Plan at any time or make such modification or amendment to the Plan as it shall deem advisable. Upon termination of the Plan, shares of Common Stock shall be issued to Participating Employees as if the end of the applicable Purchase Period were the date of termination of the Plan.

18. GOVERNMENTAL REGULATIONS AND LISTING.

    All rights granted or to be granted to Eligible Employees under the Plan are subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for issuance under the Plan, including, without limitation, there being a current registration statement of the Corporation covering the offer of shares of Common Stock purchasable under the options on the last day of the Purchase Period applicable to such options, and if a registration statement shall not then be effective, the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such registration statement, or post-effective amendment thereto. In addition, all rights are subject to the due listing of such shares of Common Stock on any securities exchange on which the Common Stock is then listed.

    Notwithstanding any other provision of the Plan, the Plan is intended to comply with all applicable provisions of Section 423 of the Code. To the extent that any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed automatically amended to the extent necessary to effect compliance with Section 423, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each option granted to an Eligible Employee under the Plan shall be deemed issued subject to the foregoing qualification.

19. AWARDS IN FOREIGN COUNTRIES.

    The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the options made to individuals employed in such countries and to meet the objectives of the Plan.

20. GOVERNING LAW.

    Except where, and to the extent, offers of options under the Plan to foreign employees are subject to foreign laws, the Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21. STOCKHOLDER APPROVAL.

    The Plan shall not become effective unless and until it has been approved, in the manner prescribed by law, by the stockholders of the Corporation.

                                                                       EXHIBIT B

                       PE CORPORATION/PE BIOSYSTEMS GROUP
                           1999 STOCK INCENTIVE PLAN
                                  (AS AMENDED)

1. PURPOSE OF THE PLAN.

    The purpose of PE Corporation/PE Biosystems Group 1999 Stock Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of PE Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2. DEFINITIONS.

    As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

    2.1 "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

    2.2 "AGREEMENT" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

    2.3 "AWARD" means a Stock Award or Performance Share Award.

    2.4 "AWARD RECIPIENT" means an individual to whom an Award has been granted under the Plan.

    2.5 "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

    2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    2.7 "COMMITTEE" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

    2.8 "CONTINUOUS SERVICE" means an uninterrupted chain of continuous regular employment by the Corporation or an uninterrupted chain of continuous performance of significant services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment or continuous performance of significant services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing significant services during the period of such leave; PROVIDED, HOWEVER, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

    2.9 "DEFERRAL ACCOUNT" means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to
Section 10.7 hereof.

    2.10 "DIRECTOR STOCK AWARD" means an award of shares of Stock granted pursuant to Section 10 hereof.

    2.11 "EMPLOYEE AWARD" means an Employee Stock Award or Performance Share Award.

    2.12 "EMPLOYEE STOCK AWARD" means an award of shares of Stock granted pursuant to Section 8 hereof.

    2.13 "FAIR MARKET VALUE" means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

    2.14 "INCENTIVE STOCK OPTIONS" means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

    2.15 "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors who is not an employee or officer of the Corporation.

    2.16 "NON-QUALIFIED STOCK OPTIONS" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

    2.17 "NORMAL RETIREMENT AGE" means the normal retirement age of a member of the Board as determined by the Board from time to time.

    2.18 "OPTION" means an option granted pursuant to Section 6 hereof.

    2.19 "OPTIONEE" means an individual to whom an Option has been granted under the Plan.

    2.20 "PERFORMANCE SHARE AWARD" means an award of Performance Shares granted pursuant to Section 9 hereof.

    2.21 "PERFORMANCE SHARES" means shares of Stock covered by a Performance Share Award.

    2.22 "STOCK" means the PE Corporation--PE Biosystems Group Common Stock, par value $.01 per share, of the Corporation.

    2.23 "STOCK AWARD" means an Employee Stock Award or Director Stock Award.

    2.24 "STOCK UNIT" means the bookkeeping entry representing the equivalent of one share of Stock.

    2.25 "STOCK RESTRICTIONS" mean the restrictions, including performance goals, placed on a Stock Award or Performance Share Award under the Plan.

    2.26 "TEN PERCENT STOCKHOLDER" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation.

3. SHARES RESERVED FOR THE PLAN.

    The aggregate number of shares of Stock available for Options and Awards under the Plan is 8,800,000, subject to adjustment in accordance with Section
15. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

    If any Options or Awards granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.

4. ADMINISTRATION OF THE PLAN.

    The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS AND AWARDS.

    Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation, a Non-Employee Director, or a consultant performing significant services for the Corporation. Employee Awards may be granted to any person who, at the time the Employee Award is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation. Non-Employee Directors shall not be eligible to receive Employee Awards. In determining the employees, Non-Employee Directors and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

6. OPTIONS.

    6.1 GRANT OF OPTIONS. Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions consistent with the Plan as the Committee shall determine; PROVIDED, HOWEVER, that Incentive Stock Options shall be granted only to employees of the Corporation.

    6.2 PURCHASE PRICE. The purchase price of each share of Stock covered by an Option shall be not less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

    6.3 TERM. The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

    6.4 VESTING. An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then a regular employee of the Corporation, a member of the Board of Directors, or a consultant performing significant services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation, continues to be a member of the Board of Directors, or a consultant performing significant services for the Corporation.

    6.5 TERMINATION OF EMPLOYMENT OR SERVICES. Except as otherwise provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of retirement, disability, or death) such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Option.

    6.6 RETIREMENT OR DISABILITY. Except as otherwise provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any qualified pension plan provided by the Corporation, or if a Non-Employee Director (a) retires from the Board of Directors upon reaching Normal Retirement Age or (b) resigns or declines to stand for reelection with the approval of the Board of Directors, or if an employee, Non-Employee Director, or consultant to whom an Option has been granted becomes totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an employee holding an Incentive Stock Option, within three (3) months after such retirement or disability, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after such retirement, disability, resignation, or declining, but in no event after the expiration of the term of the Option.

    6.7 DEATH. If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's, Non-Employee Director's, or consultant's rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement, but in no event after the expiration of the term of the Option.

7. TERMS AND CONDITIONS APPLICABLE TO OPTIONS.

    7.1 TRANSFERABILITY. During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; PROVIDED, HOWEVER, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option to (a) a member of the Optionee's immediate family, (b) a trust, the beneficiaries of which consist exclusively of members of the Optionee's immediate family, or (c) a partnership, the partners of which consist exclusively of members of the Optionee's immediate family. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

    7.2 METHOD OF EXERCISE. An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased; PROVIDED that, except as otherwise provided by the Committee, an Option may not be exercised as to fewer than 100 shares, or the remaining exercisable shares covered by the Option if fewer than 100, at any one time. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, or (d) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

    7.3 STOCKHOLDER RIGHTS. An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

    7.4 NO LOANS. Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

    7.5 CONDITIONS PRECEDENT TO EXERCISE. Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; PROVIDED, HOWEVER, that the ownership by an Optionee of 5% or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

    7.6 LIMITATIONS ON THE GRANT OF OPTIONS. No one individual may be granted an Option or Options under the Plan during any fiscal year of the Corporation for an aggregate number of shares of Stock which exceeds 10% of the total number of shares reserved for issuance under the Plan. The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least 110% of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.

8. EMPLOYEE STOCK AWARDS.

    8.1 GRANT OF EMPLOYEE STOCK AWARDS. Subject to the terms of the Plan, the Committee may grant Employee Stock Awards to such employees at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Employee Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement.

    8.2 RESTRICTIONS ON EMPLOYEE STOCK AWARDS. Except as provided in the Plan, any shares of Stock subject to an Employee Stock Award with respect to which Stock Restrictions have not been satisfied shall be forfeited and all rights of the employee to such Employee Stock Award shall terminate without any payment of consideration by the Corporation. Except as set forth in Section 8.5, a recipient of an Employee Stock Award subject to Stock Restrictions shall forfeit such award in the event of the termination of his or her employment during the period the shares are subject to Stock Restrictions.

    8.3 STOCKHOLDER RIGHTS. The recipient of an Employee Stock Award shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Employee Stock Award as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

    The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Employee Stock Awards, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Employee Stock Awards remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

    8.4 NON-TRANSFERABILITY. Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to an Employee Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

    8.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an Employee Stock Award.

    8.6 LIMITATIONS ON EMPLOYEE STOCK AWARDS. No employee may receive an Employee Stock Award representing more than 80,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Employee Stock Awards under the Plan shall be 160,000, subject in each case to adjustment in accordance with Section 15.

9. PERFORMANCE SHARE AWARDS.

    9.1 GRANT OF PERFORMANCE SHARE AWARDS. Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto, including, without limitation, stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee from time to time. Any such objectives and the period in which such objectives are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; PROVIDED, HOWEVER, that the period in which such objectives are to be met shall be not less than one year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

    9.2 DELIVERY OF PERFORMANCE SHARES. Certificates representing Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

    9.3 STOCKHOLDER RIGHTS. The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

    9.4 NON-TRANSFERABILITY. Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

    9.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained;

PROVIDED, HOWEVER, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause the Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code.

    9.6 LIMITATIONS ON PERFORMANCE SHARE AWARDS. No employee may receive Performance Share Awards representing more than 200,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Performance Share Awards under the Plan shall be 800,000, subject in each case to adjustment in accordance with
Section 15.

10. DIRECTOR STOCK AWARDS.

    10.1 GRANT OF DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board of Directors, each Non-Employee Director shall automatically be granted a Director Stock Award with respect to 600 shares of Stock, subject to adjustment in accordance with Section 15. Notwithstanding the foregoing, each Non-Employee Director first elected to the Board of Directors on a date other than the date of an annual meeting of stockholders shall be granted that number of whole shares of Stock equal to the number of shares then subject to a Director Stock Award multiplied by a fraction, the numerator of which shall be the number of months remaining until the anticipated date of the next annual meeting of stockholders, and the denominator of which shall be 12. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

    10.2 VESTING. Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; PROVIDED, HOWEVER, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

    10.3 FORFEITURE OF DIRECTOR STOCK AWARDS. Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

    10.4 STOCKHOLDER RIGHTS. Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; PROVIDED, HOWEVER, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

    The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

    10.5 NON-TRANSFERABILITY. Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

    10.6 TERMINATION OF SERVICE. If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of
(a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

    10.7 DEFERRAL ELECTION. A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 15th of the calendar year prior to the calendar year in which such deferral is to be effective. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

        (a) A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

        (b) There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director's Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

        (c) Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director's Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

        (d) The number of Stock Units credited to each Non-Employee Director's Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to
    Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director's Deferral Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a 360-day year and a 91-day quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director's Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

        (e) Subject to Section 10.7(g), distributions of a Non-Employee Director's Deferral Account under the Plan shall be made as follows:

             (i) If a Non-Employee Director has elected to defer a Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

             (ii) If a Non-Employee Director has elected to defer a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director's service as a director; and

            (iii) If a Non-Employee Director has elected to defer a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

        (f)  Notwithstanding any elections pursuant to Sections 10.7(a) and/or
    (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director's beneficiary or beneficiaries designated on such Non-Employee Director's deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director's estate.

        (g) A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

        (h) To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director's Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

             (i) To the extent his or her Deferral Account is deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

             (ii) To the extent his or her Deferral Account has been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director's Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

11. ACCELERATION UPON A CHANGE OF CONTROL.

    Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Company representing more than 25% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Securities") is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; PROVIDED, HOWEVER, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten
(10) day period; and, PROVIDED FURTHER, that the Committee may by further action taken prior to the end of such extended period declare (a) all Options granted hereunder and then outstanding to be immediately exercisable in full, (b) all

Stock Restrictions to be immediately terminated, and (c) all performance objectives applicable to any Performance Share Award to be deemed attained; or
(ii) in the event of a Change in Control (as hereinafter defined).

    For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; PROVIDED, HOWEVER, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of the combined voting power of the then outstanding Voting Securities, (b) during any two-year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.

12. SHARE WITHHOLDING.

    With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

13. NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.

    Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment, such consultant's service, or Non-Employee Director's service at any time.

14. TIME OF GRANTING OPTIONS AND EMPLOYEE AWARDS.

    Nothing contained in the Plan or in any resolution adopted by the Board of Directors or the holders of Stock shall constitute the grant of any Option or Award hereunder. An Option or Award under the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Option or Award are set forth in an Agreement and delivered to the recipient, unless otherwise provided in the Agreement.

15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

    Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16. TERMINATION AND AMENDMENT OF THE PLAN.

    Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after March 31, 2004. The Board of Directors may at any time prior to that date terminate the Plan or make such modification or amendment to the Plan as it shall deem advisable; PROVIDED, HOWEVER, that, except as provided in Section 15, no amendment may be made without the approval by the holders of Stock (to the extent such approval would be required for an exemption under Section 16(b) of the Act which the Company wishes to have) if such amendment would (a) increase the aggregate number of shares of Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to participants under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17. AMENDMENT OF OPTIONS AND AWARDS AT THE DISCRETION OF THE COMMITTEE.

    The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; PROVIDED, HOWEVER, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, PROVIDED FURTHER, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause such Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code or (b) amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18. GOVERNMENT REGULATIONS.

    The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations.

    Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19. OPTIONS AND AWARDS IN FOREIGN COUNTRIES.

    The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

20. GOVERNING LAW.

    The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21. STOCKHOLDER APPROVAL.

    The Plan shall become effective upon the date of adoption by the Board of Directors, subject to approval by the stockholders of the Corporation in accordance with applicable law. Unless so approved within one (1) year after the date of the adoption of the Plan by the Board of Directors, the Plan shall not be effective for any purpose. Prior to approval by the Corporation's stockholders, the Committee may grant Options and Awards under the terms of the Plan, but if stockholder approval is not obtained in the specified period, such Options and Awards shall be of no effect.

                                                                       EXHIBIT C

                      PE CORPORATION/CELERA GENOMICS GROUP
                           1999 STOCK INCENTIVE PLAN
                                  (AS AMENDED)

1. PURPOSE OF THE PLAN.

    The purpose of PE Corporation/Celera Genomics Group 1999 Stock Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of PE Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2. DEFINITIONS.

    As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

    2.1 "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

    2.2 "AGREEMENT" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

    2.3 "AWARD" means a Stock Award or Performance Share Award.

    2.4 "AWARD RECIPIENT" means an individual to whom an Award has been granted under the Plan.

    2.5 "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

    2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    2.7 "COMMITTEE" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

    2.8 "CONTINUOUS SERVICE" means an uninterrupted chain of continuous regular employment by the Corporation or an uninterrupted chain of continuous performance of significant services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment or continuous performance of significant services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing significant services during the period of such leave; PROVIDED, HOWEVER, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

    2.9 "DEFERRAL ACCOUNT" means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to
Section 10.7 hereof.

    2.10 "DIRECTOR STOCK AWARD" means an award of shares of Stock granted pursuant to Section 10 hereof.

    2.11 "EMPLOYEE AWARD" means an Employee Stock Award or Performance Share Award.

    2.12 "EMPLOYEE STOCK AWARD" means an award of shares of Stock granted pursuant to Section 8 hereof.

    2.13 "FAIR MARKET VALUE" means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions (or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

    2.14 "INCENTIVE STOCK OPTIONS" means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

    2.15 "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors who is not an employee or officer of the Corporation.

    2.16 "NON-QUALIFIED STOCK OPTIONS" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

    2.17 "NORMAL RETIREMENT AGE" means the normal retirement age of a member of the Board as determined by the Board from time to time.

    2.18 "OPTION" means an option granted pursuant to Section 6 hereof.

    2.19 "OPTIONEE" means an individual to whom an Option has been granted under the Plan.

    2.20 "PERFORMANCE SHARE AWARD" means an award of Performance Shares granted pursuant to Section 9 hereof.

    2.21 "PERFORMANCE SHARES" means shares of Stock covered by a Performance Share Award.

    2.22 "STOCK" means the PE Corporation--Celera Genomics Group Common Stock, par value $.01 per share, of the Corporation.

    2.23 "STOCK AWARD" means an Employee Stock Award or Director Stock Award.

    2.24 "STOCK UNIT" means the bookkeeping entry representing the equivalent of one share of Stock.

    2.25 "STOCK RESTRICTIONS" mean the restrictions, including performance goals, placed on a Stock Award or Performance Share Award under the Plan.

    2.26 "TEN PERCENT STOCKHOLDER" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation.

3. SHARES RESERVED FOR THE PLAN.

    The aggregate number of shares of Stock available for Options and Awards under the Plan is 5,650,000, subject to adjustment in accordance with Section
15. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

    If any Options or Awards granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.

4. ADMINISTRATION OF THE PLAN.

    The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS AND AWARDS.

    Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation, a Non-Employee Director, or a consultant performing significant services for the Corporation. Employee Awards may be granted to any person who, at the time the Employee Award is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation. Non-Employee Directors shall not be eligible to receive Employee Awards. In determining the employees, Non-Employee Directors and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

6. OPTIONS.

    6.1 GRANT OF OPTIONS. Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions consistent with the Plan as the Committee shall determine; PROVIDED, HOWEVER, that Incentive Stock Options shall be granted only to employees of the Corporation.

    6.2 PURCHASE PRICE. The purchase price of each share of Stock covered by an Option shall be not less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

    6.3 TERM. The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

    6.4 VESTING. An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then a regular employee of the Corporation, a member of the Board of Directors, or a consultant performing significant services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation, continues to be a member of the Board of Directors, or a consultant performing significant services for the Corporation.

    6.5 TERMINATION OF EMPLOYMENT OR SERVICES. Except as otherwise provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of retirement, disability, or death) such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Option.

    6.6 RETIREMENT OR DISABILITY. Except as otherwise provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any qualified pension plan provided by the Corporation, or if a Non-Employee Director (a) retires from the Board of Directors upon reaching Normal Retirement Age or (b) resigns or declines to stand for reelection with the approval of the Board of Directors, or if an employee, Non-Employee Director, or consultant to whom an Option has been granted becomes totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an employee holding an Incentive Stock Option, within three (3) months after such retirement or disability, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after such retirement, disability, resignation, or declining, but in no event after the expiration of the term of the Option.

    6.7 DEATH. If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's, Non-Employee Director's, or consultant's rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement, but in no event after the expiration of the term of the Option.

7. TERMS AND CONDITIONS APPLICABLE TO OPTIONS.

    7.1 TRANSFERABILITY. During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; PROVIDED, HOWEVER, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option to (a) a member of the Optionee's immediate family, (b) a trust, the beneficiaries of which consist exclusively of members of the Optionee's immediate family, or (c) a partnership, the partners of which consist exclusively of members of the Optionee's immediate family. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

    7.2 METHOD OF EXERCISE. An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased; PROVIDED that, except as otherwise provided by the Committee, an Option may not be exercised as to fewer than 100 shares, or the remaining exercisable shares covered by the Option if fewer than 100, at any one time. No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, or (d) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

    7.3 STOCKHOLDER RIGHTS. An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

    7.4 NO LOANS. Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

    7.5 CONDITIONS PRECEDENT TO EXERCISE. Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; PROVIDED, HOWEVER, that the ownership by an Optionee of 5% or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

    7.6 LIMITATIONS ON THE GRANT OF OPTIONS. No one individual may be granted an Option or Options under the Plan during any fiscal year of the Corporation for an aggregate number of shares of Stock which exceeds 10% of the total number of shares reserved for issuance under the Plan; PROVIDED, HOWEVER, that during the fiscal year of the Corporation ending June 30, 1999 the Committee may grant Options to the President of the Celera Genomics Group representating up to 30% of the total number of shares reserved for issuance under the Plan. The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least 110% of the fair market value of such stock on the date of grant and
(b) the Option may not be exercised more than five (5) years after the date of grant.

8. EMPLOYEE STOCK AWARDS.

    8.1 GRANT OF EMPLOYEE STOCK AWARDS. Subject to the terms of the Plan, the Committee may grant Employee Stock Awards to such employees at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Employee Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement.

    8.2 RESTRICTIONS ON EMPLOYEE STOCK AWARDS. Except as provided in the Plan, any shares of Stock subject to an Employee Stock Award with respect to which Stock Restrictions have not been satisfied shall be forfeited and all rights of the employee to such Employee Stock Award shall terminate without any payment of consideration by the Corporation. Except as set forth in Section 8.5, a recipient of an Employee Stock Award subject to Stock Restrictions shall forfeit such award in the event of the termination of his or her employment during the period the shares are subject to Stock Restrictions.

    8.3 STOCKHOLDER RIGHTS. The recipient of an Employee Stock Award shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Employee Stock Award as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

    The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Employee Stock Awards, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Employee Stock Awards remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

    8.4 NON-TRANSFERABILITY. Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to an Employee Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

    8.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an Employee Stock Award.

    8.6 LIMITATIONS ON EMPLOYEE STOCK AWARDS. No employee may receive an Employee Stock Award representing more than 40,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Employee Stock Awards under the Plan shall be 80,000, subject in each case to adjustment in accordance with Section 15.

9. PERFORMANCE SHARE AWARDS.

    9.1 GRANT OF PERFORMANCE SHARE AWARDS. Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto, including, without limitation, stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee from time to time. Any such objectives and the period in which such objectives are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; PROVIDED, HOWEVER, that the period in which such objectives are to be met shall be not less than one year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

    9.2 DELIVERY OF PERFORMANCE SHARES. Certificates representing Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

    9.3 STOCKHOLDER RIGHTS. The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

    9.4 NON-TRANSFERABILITY. Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

    9.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained;

PROVIDED, HOWEVER, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause the Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code.

    9.6 LIMITATIONS ON PERFORMANCE SHARE AWARDS. No employee may receive Performance Share Awards representing more than 100,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Performance Share Awards under the Plan shall be 400,000, subject in each case to adjustment in accordance with
Section 15.

10. DIRECTOR STOCK AWARDS.

    10.1 GRANT OF DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board of Directors, each Non-Employee Director shall automatically be granted a Director Stock Award with respect to 150 shares of Stock, subject to adjustment in accordance with Section 15. Notwithstanding the foregoing, each Non-Employee Director first elected to the Board of Directors on a date other than the date of an annual meeting of stockholders shall be granted that number of whole shares of Stock equal to the number of shares then subject to a Director Stock Award multiplied by a fraction, the numerator of which shall be the number of months remaining until the anticipated date of the next annual meeting of stockholders, and the denominator of which shall be 12. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

    10.2 VESTING. Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; PROVIDED, HOWEVER, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

    10.3 FORFEITURE OF DIRECTOR STOCK AWARDS. Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

    10.4 STOCKHOLDER RIGHTS. Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; PROVIDED, HOWEVER, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

    The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

    10.5 NON-TRANSFERABILITY. Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

    10.6 TERMINATION OF SERVICE. If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of
(a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

    10.7 DEFERRAL ELECTION. A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 15th of the calendar year prior to the calendar year in which such deferral is to be effective. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

        (a) A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

        (b) There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director's Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

        (c) Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director's Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

        (d) The number of Stock Units credited to each Non-Employee Director's Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to
    Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director's Deferral Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a 360-day year and a 91-day quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director's Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

        (e) Subject to Section 10.7(g), distributions of a Non-Employee Director's Deferral Account under the Plan shall be made as follows:

             (i) If a Non-Employee Director has elected to defer a Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

             (ii) If a Non-Employee Director has elected to defer a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director's service as a director; and

            (iii) If a Non-Employee Director has elected to defer a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

        (f)  Notwithstanding any elections pursuant to Sections 10.7(a) and/or
    (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director's beneficiary or beneficiaries designated on such Non-Employee Director's deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director's estate.

        (g) A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

        (h) To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director's Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

             (i) To the extent his or her Deferral Account is deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

             (ii) To the extent his or her Deferral Account has been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director's Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

11. ACCELERATION UPON A CHANGE OF CONTROL.

    Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Company representing more than 25% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Securities") is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; PROVIDED, HOWEVER, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten
(10) day period; and, PROVIDED FURTHER, that the Committee may by further action taken prior to the end of such extended period declare (a) all Options granted hereunder and then outstanding to be immediately exercisable in full, (b) all

Stock Restrictions to be immediately terminated, and (c) all performance objectives applicable to any Performance Share Award to be deemed attained; or
(ii) in the event of a Change in Control (as hereinafter defined).

    For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; PROVIDED, HOWEVER, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of the combined voting power of the then outstanding Voting Securities, (b) during any two-year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.

12. SHARE WITHHOLDING.

    With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

13. NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.

    Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment, such consultant's service, or Non-Employee Director's service at any time.

14. TIME OF GRANTING OPTIONS AND EMPLOYEE AWARDS.

    Nothing contained in the Plan or in any resolution adopted by the Board of Directors or the holders of Stock shall constitute the grant of any Option or Award hereunder. An Option or Award under the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Option or Award are set forth in an Agreement and delivered to the recipient, unless otherwise provided in the Agreement.

15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

    Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16. TERMINATION AND AMENDMENT OF THE PLAN.

    Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after March 31, 2004. The Board of Directors may at any time prior to that date terminate the Plan or make such modification or amendment to the Plan as it shall deem advisable; PROVIDED, HOWEVER, that, except as provided in Section 15, no amendment may be made without the approval by the holders of Stock (to the extent such approval would be required for an exemption under Section 16(b) of the Act which the Company wishes to have) if such amendment would (a) increase the aggregate number of shares of Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to participants under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17. AMENDMENT OF OPTIONS AND AWARDS AT THE DISCRETION OF THE COMMITTEE.

    The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; PROVIDED, HOWEVER, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, PROVIDED FURTHER, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause such Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code or (b) amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18. GOVERNMENT REGULATIONS.

    The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations.

    Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19. OPTIONS AND AWARDS IN FOREIGN COUNTRIES.

    The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

20. GOVERNING LAW.

    The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21. STOCKHOLDER APPROVAL.

    The Plan shall become effective upon the date of adoption by the Board of Directors, subject to approval by the stockholders of the Corporation in accordance with applicable law. Unless so approved within one (1) year after the date of the adoption of the Plan by the Board of Directors, the Plan shall not be effective for any purpose. Prior to approval by the Corporation's stockholders, the Committee may grant Options and Awards under the terms of the Plan, but if stockholder approval is not obtained in the specified period, such Options and Awards shall be of no effect.

                                                [LOGO]
                                                PECorporation
                                                Science for life

                                                761 Main Avenue
                                                Norwalk, CT 16859-0001

PECorporation
Science for Life

1999 ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 21, 1999
11:00 A.M.

YOU MAY VOTE BY TELEPHONE, BY INTERNET, OR BY MAIL
(SEE INSTRUCTIONS ON REVERSE SIDE)

YOUR VOTE IS IMPORTANT

DETACH HERE

PROXY

PE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 21, 1999

The undersigned stockholder(s) of PE Corporation (the "Company") hereby appoints TONY L. WHITE, DENNIS L. WINGER, and WILLIAM B. SAWCH, and each of them, as proxy or proxies, with power of substitution to vote all shares of PE Corporation-PE Biosystems Group Common Stock and/or PE Corporation-Celera Genomics Group Common Stock which the undersigned is entitled to vote (including shares, if any, held on behalf of the undersigned, and indicated on the reverse hereof, by BankBoston, N.A., under the Company's dividend reinvestment plan and by ChaseMellon Shareholder Services, L.L.C. under the Company's employee stock purchase plans) at the 1999 Annual Meeting of Stockholders and at any adjournment or adjournments thereof, as indicated on the reverse side hereof, and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement for such Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4, AND 5.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.  CALL THE TOLL-FREE NUMBER
    1-877-PRX-VOTE (1-877-779-8683). FOR STOCKHOLDERS RESIDING OUTSIDE THE UNITED STATES CALL COLLECT ON A TOUCH-TONE PHONE 1-201-536-8073.

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.  FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

In addition, after your vote, you will have the opportunity to sign up to receive future stockholder communications via the Internet.

FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.  GO TO THE WEBSITE
    HTTP://WWW.EPROXYVOTE.COM/PEB

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.  FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to HTTP://WWW.EPROXYVOTE.COM/PEB anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

PRK57A

DETACH HERE

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

1.  Election of Directors.
NOMINEES:  (01) Richard H. Ayers, (02) Jean-Luc Belingard, (03) Robert H. Hayes,
(04) Arnold J. Levine, (05) Theodore E. Martin, (06) Georges C. St.
Laurent, Jr., (07) Carolyn W. Slayman, (08) Orin R. Smith, (09) James R. Tobin, and (10) Tony L. White

FOR ALL NOMINEES |_|

WITHHELD FROM ALL NOMINEES |_|

--------------------------------
For all nominees except as noted above

2.  Ratification of the selection of             FOR       AGAINST     ABSTAIN
PricewaterhouseCoopers LLP as independent
accountants for the fiscal year ending June
30, 2000.                                        / /       / /         / /

3.  Approval of the 1999 Employee Stock          / /       / /         / /
Purchase Plan.

4. Approval of amendments to the PE              / /       / /         / /
Corporation/PE Biosystems Group 1999 Stock
Incentive Plan.

5.  Approval of amendments to the PE             / /       / /         / /
Corporation/Celera Genomics Group 1999 Stock
Incentive  Plan.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

MARK HERE IF YOU PLAN TO ATTEND THE MEETING / /

MARK HERE TO DISCONTINUE MAILING ANNUAL REPORT ON THIS ACCOUNT (FOR MULTIPLE ACCOUNTS ONLY) |_|

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN A REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.

Signature:             Date:            Signature:            Date:
          ------------      -----------           -----------      -------------